PURCHASE AND SALE AND ESCROW AGREEMENT

SELLER:

12830 HILLCREST ROAD INVESTORS LP

PURCHASER:

HARTMAN XX LIMITED PARTNERSHIP

PROPERTY:

COMMERCE PLAZA HILLCREST12830 HILLCREST ROADDALLAS, TEXAS

March 12, 2015

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Term Sheet

Purchaser:	HARTMAN XX LIMITED PARTNERSHIP
Notice Address:	Hartman Income REIT, Inc. 2909 Hillcroft, Ste. 420 Houston, Texas 77057 Attention: Julian Kwok, Acquisitions Manager Phone: (713) 586-2611Fax: (713) 973-8912
With a copy to:	Hartman Income REIT, Inc. 2909 Hillcroft, Ste. 420 Houston, Texas 77057 Attention: Katherine N. O’Connell, General Counsel Phone: (713) 586-2646 Fax: (713) 465-3132
Seller:	12830 HILLCREST ROAD INVESTORS LP
Notice Address:	c/o UBS Realty Investors LLC10 State House Square, 15th FloorHartford, CT 06103-3604Attention: General CounselFax: 860-616-9004
With a copy to:	William P. Robertson, DirectorUBS Realty Investors LLC10 State House Square, 15th FloorHartford, CT 06103-3604 Phone: 860-616-9121Fax: 860-616-9006
With a copy to:	Locke Lord LLP2200 Ross Avenue, Suite 2200Dallas, TX 75201-6776Attention: Thomas P. Arnold Phone: 214-740-8656Fax: 214-756-8656

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Escrow Agent:	CHICAGO TITLE INSURANCE COMPANY 2828 Routh Street, Suite 800 Dallas, TX 75201Attention: Ellen Schwab Phone: 214-965-1670Fax: 214-965-1629
Property:	Commerce Plaza Hillcrest12830 Hillcrest RoadDallas, Texas
Purchase Price:	$11,400,000.00
Deposit:	$250,000.00
Approval Date:	The date that is thirty (30) days after the Notice of Approval (as defined in Section 11.17).
Closing Date:	The date that is fifteen (15) days after the Approval Date.

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PURCHASE AND SALE AND ESCROW AGREEMENT

THIS PURCHASE AND SALE AND ESCROW AGREEMENT (this “Agreement”) dated as of the 12th day of March, 2015, is made by and between 12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership (“Seller”), with an office at 10 State House Square, 15th Floor, Hartford, Connecticut 06103-3604, and HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Purchaser”), with an office at 2909 Hillcroft, Ste. 420, Houston, Texas 77057.

R E C I T A L S :

Seller desires to sell certain improved real property commonly known as Commerce Plaza Hillcrest located at 12830 Hillcrest Road, Dallas, Texas, along with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property.

A G R E E M E N T S :

NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. The Property.

1.1. Description.  Subject to the terms and conditions set forth in this Agreement, and for the consideration herein set forth, Seller agrees to sell and transfer, and Purchaser agrees to purchase and acquire, all of Seller’s right, title, and interest in and to the following (collectively, the “Property”):

1.1.1. Certain real property (the “Land”) located in Dallas, Dallas County, Texas, and more specifically described in Exhibit 1.1.1 attached hereto; save and except any and all of Seller’s right, title and interest of any nature whatsoever in and to all of the oil, gas, minerals, royalties, bonuses, overriding royalties, production payments, and any and all other oil, gas and mineral interests of whatever nature or character arising therefrom or ancillary thereto, in, under and/or that may be produced from the Land, together with all privileges appertaining thereto; provided that such reservation shall be subject to a waiver by Seller of all rights to enter upon and use the surface of the Land for the exploration, production, marketing or development of such oil, gas and other mineral interests, all as more fully set forth in the special warranty deed, in the form attached hereto as Exhibit 9.3.1, to be delivered by Seller to Purchaser at Closing.

1.1.2. All improvements located on the Land, including, but not limited to, three 2-story office buildings located at 12830 Hillcrest Road, Dallas, Texas and commonly known as the “Commerce Plaza Hillcrest,” (the “Building”), and all other structures, parking areas, systems, fixtures, and utilities associated with, and utilized by Seller in the ownership and operation of the Building (all such improvements, together with the Building, being referred to herein collectively as the “Improvements”);

1.1.3. All furniture, artwork, personal property, machinery, appliances, tools, building materials, hardware, carpeting, apparatus, and equipment currently used in the operation, repair and maintenance of the Land and Improvements and situated thereon (collectively, the “Personal Property”), generally described on Exhibit 1.1.3 attached hereto, but expressly excluding all furniture, artwork, personal property, equipment, fixtures, appliances, machinery, tools, building materials, apparatus and all other personal property owned by tenants of the Building, Seller’s Manager (as hereinafter defined), public or private utilities or contractors working at the Property, except, in each of the foregoing cases, to the extent of any reversionary or other interest of Seller therein.  The Personal Property to be conveyed is subject to depletions, replacements and additions in the ordinary course of business and contractual and legal transfer and use restrictions;

1.1.4. All rights, easements, hereditaments, interests, and appurtenances belonging to or inuring to the benefit of Seller and pertaining to the Land, if any, including any development and water rights owned by or leased to Seller, if any, but expressly excluding mineral rights as provided in Section 1.1.1;

1.1.5. Any street or road abutting the Land to the center lines thereof;

1.1.6. The leases and occupancy agreements, as amended, prior to the date hereof, including those in effect on the date of this Agreement which are identified on the Schedule of Leases attached hereto as Exhibit 1.1.6, and any New Leases entered into pursuant to Section 4.4, which as of the Closing Date (as hereinafter defined) affect all or any portion of the Land or Improvements (collectively, the “Leases”), and any security and other deposits and prepaid rent actually held by Seller as of the Closing (as hereinafter defined) with respect to any such Leases;

1.1.7. Subject to Section 3.3, all assignable contracts and agreements (collectively, the “Contracts”) relating to the operation, repair or maintenance of the Land, Improvements or Personal Property the terms of which extend beyond midnight of the day preceding the Date of Closing (as hereinafter defined);

1.1.8. To the extent assignable without the consent of third parties and/or the payment of compensation, all trademarks, trade names (including any rights of Seller in the name Commerce Plaza Hillcrest, it being understood that Seller has not registered any property rights in such name), domain names, permits, approvals, entitlements and other intangible property (including the telephone number for the Property) owned by Seller, if any, and used solely in connection with the Property, including, without limitation, all of Seller’s right, title and interest in any and all transferable, unexpired warranties and guaranties (collectively, the “Intangible Personal Property”), it being expressly understood and agreed that in connection with the assignment of any transferable warranties and guaranties, Seller shall cooperate with Purchaser in facilitating such an assignment, but shall not be obligated to pay any fee or compensation or incur any obligation or liability in connection with such an assignment; and

1.1.9. All transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality held by the Seller in respect of the Land or Improvements (collectively, the “Approvals”).

1.2. Purchase Price.  The total purchase price to be paid for the Property (“Purchase Price”) is ELEVEN MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($11,400,000.00) U.S.

1.3. Payment.  Payment of the Purchase Price is to be made in cash as follows:

1.3.1. (a)

Purchaser shall make an earnest money deposit of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) U.S. (the “  Deposit”) (cash) within two (2) business days of the execution of this Agreement by Seller and Purchaser.

(b)

The Deposit will be placed and held in escrow by Chicago Title Insurance Company at 2828 Routh Street, Suite 800, Dallas, Texas 75201, Attention: Ellen Schwab (“Title Company” and “Escrow Agent”) in a fully FDIC-insured account or accounts using Purchaser’s tax identification number at a mutually acceptable banking institution located in the State of Texas, and such account or accounts shall have no penalty for withdrawal.  Any interest earned and accrued on the Deposit shall be considered as part of the Deposit.  Except as otherwise provided in this Agreement, the Deposit shall be applied to the Purchase Price at Closing.  The Deposit shall be paid by wire transfer of immediately available federal funds.  The failure by Purchaser to deposit with Escrow Agent any portion of the earnest money Deposit within the time-frame for doing so shall at the option of Seller exercised by written notice to Purchaser and without right of cure by Purchaser result in the immediate, automatic cancellation and termination of this Agreement.  By its execution hereof, Title Company acknowledges the receipt of the Deposit and its agreement to hold and apply the Deposit in accordance with this Agreement.

(d) Neither Purchaser nor Seller shall incur any liability to the other in connection with the selection of the Title Company or the surveyor, if

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any, retained in connection with the transaction contemplated by this Agreement or in connection with the loss by Title Company of the Deposit or any other amounts deposited by either party in to escrow.

1.3.2. At Closing, the Purchaser shall pay Seller the Purchase Price, inclusive of the Deposit and subject to adjustments and pro rations as expressly provided herein, to a bank account designated by Seller via wire transfer or other form of immediately available funds.

1.3.3. In addition to being an all cash transaction, Purchaser’s obligation to purchase the Property is not contingent upon Purchaser’s ability to obtain financing for the purchase of the Property.

1.4. Independent Consideration.  ONE HUNDRED AND NO/100 DOLLARS ($100) of the Deposit (the “Independent Consideration”) is deemed by Seller and Purchaser to be bargained for and agreed to consideration for Seller's grant to Purchaser of Purchaser's right to purchase the Property pursuant to the terms hereof and Seller's execution, delivery and performance of this Agreement.  The Independent Contract Consideration is independent of any other consideration or payment provided in this Agreement, is non-refundable under any circumstances, and shall be retained by Seller notwithstanding any other provisions of this Agreement in consideration of the rights and options granted by Seller under this Agreement, but shall be applied to the Purchase Price if Closing occurs hereunder.

1.5. Closing.  Payment of the Purchase Price and closing hereunder (the “Closing”) will take place pursuant to a deed and money escrow closing on or before the Closing Date, at the offices of the Title Company at 2:00 p.m. Dallas time or at such other time and place as may be agreed upon in writing by Seller and Purchaser (the aforesaid date, or such other date as may be agreed upon by the parties, being referred to in this Agreement as the “Closing Date” or the “Date of Closing”).  The parties agree that Closing can occur by delivery of the closing documents and the Purchase Price to the Title Company pursuant to written instruction letters and that the parties do not have to physically attend the Closing.  The Closing Date is of extreme importance to Seller as the Purchase Price is needed by Seller on the Closing Date in order to satisfy certain obligations of Seller, and Purchaser’s covenant to close the transaction contemplated by this Agreement on the Closing Date constitutes a material inducement to the entry by Seller into this Agreement.  Purchaser may extend the Closing Date up to fifteen (15) days by delivering the following at least five (5) business days prior to the Closing Date:  (i) a written notice to Seller informing Seller of Purchaser’s election to extend the Closing Date and specifying the extended Closing Date and (ii) a wire transfer of immediately available funds to the Title Company in the amount of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) (the “Extended Closing Deposit”), which Extended Closing Deposit together with the interest or other income accrued thereon shall become a part of the Deposit.

1.6.

Agreement to Convey.  Seller shall convey, and Purchaser shall accept, title to the Land and Improvements by special warranty deed and title to the Personal Property, by bill of sale, without warranty as to the title or the condition of such personalty.

2. “As Is” Purchase.

2.1. No Reliance by Purchaser.

(a) As a material inducement for Seller entering into this Agreement, Purchaser expressly acknowledges and agrees that the Property is being sold, and Purchaser is acquiring the Property, in its present condition and state of repair.  Purchaser shall accept the Property in an “AS IS” “WHERE IS” condition and “WITH ALL FAULTS” as of the effective date of this Agreement and as of the Closing.

(b) Seller (i) has informed Purchaser that (i) the Improvements are in excess of forty (40) years in age and the Property was not developed or constructed by Seller or any affiliate, agent or contractor of Seller; and (ii) Seller has delegated the day-to-day management of the Property to an unaffiliated third party property management company (the “Manager”).

(c) Purchaser understands and expressly acknowledges that unknown liabilities, conditions and defects may exist with respect to the Property, that Purchaser explicitly took that possibility into account in determining and agreeing to the Purchase Price, and that a portion of such consideration, having been bargained for between the parties with the knowledge of the possibility of liabilities, shall be given in exchange for a full accord and satisfaction and discharge of Seller of all such liabilities.

(d) Purchaser shall not rely on any warranties, promises, understandings or representations, express or implied, of Seller, any Seller Party (as defined below) or any agent, contractor or employee of Seller or a Seller Party relating to the Property, the physical condition, development potential, operation, or income generated by the Property or any other matter or things affected by or related to the Property, except as may be expressly contained in this Agreement or the closing documents identified herein, and no such representation or warranty shall be implied with respect to the Property.  Without limiting the generality of the foregoing disclaimer of representations and warranties, except as may be expressly contained in this Agreement or the closing documents identified herein, Seller specifically disclaims any warranties or representations of any kind or character, express or implied, with respect to (i) matters of title, (ii) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of Hazardous Materials, including asbestos, or any mold or harmful or toxic materials in, on, under or in the vicinity of the Property, (iii) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs,

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limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (iv) whether, and the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (v) drainage, (vi) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (vii) the presence of endangered species or any environmentally sensitive or protected areas, (viii) zoning or building entitlements to which the Property or any portion thereof may be subject, (ix) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (x) usages of adjoining Property, (xi) access to the Property or any portion thereof, (xii) the Property’s compliance with any site plans or other plans and specifications, or the size, location, age, use, design, quality, description, suitability, structural integrity or soundness, state of repair, water-tightness, operation, habitability, quality of construction or physical condition of the Property or any portion thereof including, without limitation, the plumbing, sewer, heating, ventilating, air conditioning and electrical systems, roofing, windows, balconies, walls, floors and foundations, (xiii) the value or financial condition of the Property, or any income, expenses, charges, rights or claims on or affecting or pertaining to the Property or any part thereof, or title to the Property or any liens, encumbrances or other matters of record with respect to the Property or that could be discerned by a visual inspection of the Property, (xiv) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire, parking or zoning ordinances, codes or other similar laws, including without limitation the Americans with Disabilities Act, (xv) the existence or nonexistence of underground storage tanks, surface impoundments, or landfills, (xvi) the merchantability of the Property or fitness of the Property for any particular purpose, (xvii) the truth, accuracy or completeness of the Property Documents (except for the representations expressly stated in Section 5.1), (xviii) tax consequences, or (xix) any other matter or thing with respect to the Property.  A “Seller Party” is defined as the member of Seller, the Manager, UBS Realty Investors LLC (“UBS Realty”) (Seller’s advisor), and their respective officers, members, partner(s), employees, and agents.

“Property Documents” shall mean, collectively, (a) the Leases, (b) the Contracts, and (c) any other documents or instruments which constitute, evidence or create any portion of the Property, including, without limitation, the following, to the extent that the same exist and are in the Seller’s possession: licenses, permits and approvals; copies of correspondence with tenants; materials and booklets, if any, used in connection with the marketing of the Property for lease; and the “as-built” plans and specifications and all other available drawings, plans and specifications which relate or pertain to the Property.

0.0.1.

Purchaser shall, prior to the expiration of the Due Diligence Period, fully inspect and investigate the Property and matters relevant to the Property and shall make all inquiries, inspections, tests, audits, studies and analyses that it deems necessary or desirable in connection with the Property (subject to the provisions of Section 3.1 of this Agreement) and approve or disapprove in its sole discretion the results of its investigations and inspections (including engineering, structural or other tests with respect to the condition of the Property). Purchaser shall rely solely upon the results of Purchaser’s own inspections and judgment and other information obtained or otherwise available to Purchaser, rather than any information of Seller, when determining whether to purchase the Property.  Seller is under no duty to make affirmative disclosures or inquiry regarding any matter which may or may not be known to Seller or any Seller Party, and Purchaser, for itself and for its successors and assigns, hereby specifically waives and releases Seller and each Seller Party from any such duty that otherwise might exist.

0.0.1. Purchaser hereby waives and releases Seller, and each Seller Party, from any and all present or future claims, demands, causes of actions, losses, damages, including, without limitation, exemplary, punitive, indirect or consequential, special or other damages, liabilities, costs and expenses (including attorney’s fees whether suit is initiated or not) whether known or unknown, liquidated or contingent (hereinafter collectively called the “Claims”) arising from or relating to Property, including, without limitation, any of the matters set forth in this Section 2, as well as (i) any defects, errors or omissions in the design, construction, repair, or maintenance of the Property, or (ii) any environmental and other physical conditions affecting the Property WHETHER THE SAME ARE A RESULT OF NEGLIGENCE OR OTHERWISE.  The release set forth in this Section specifically includes, without limitation, any Claims arising in connection with the presence or alleged presence of asbestos or harmful or toxic substances in, on, under or about the Property including, without limitation, any claims under or on account of (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may have been amended or may be amended from time to time and similar state statutes and any regulations promulgated thereunder; (ii) any other federal, state or local law, ordinance, rule or regulation, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind; or (iii) this Agreement or the common law.  The release set forth in this Section specifically includes, without limitation, any claims under the Americans with Disabilities Act of 1990 or similar state or local laws, as any of those laws may be amended from time to time and any regulations, orders, rules of procedure or guidelines promulgated in connection with such laws, regardless of whether they were in existence on the date of this Agreement.  Purchaser acknowledges that Purchaser has been represented by independent legal counsel of Purchaser’s selection and Purchaser is granting this release of its own volition and after consultation with Purchaser’s counsel.  The waiver and release of claims by Purchaser in

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this Section does not obligate Purchaser to indemnify Seller or any Seller Party against any such claims brought by third parties.

INITIALS:  PURCHASER: ______________

0.1. Merger and Survival.  All understandings and agreements heretofore made between the parties or their respective agents or representatives are merged in this Agreement and the Exhibits hereto annexed, which alone fully and completely express their agreement, and this Agreement has been entered into after full investigation, or with the Purchaser satisfied with the opportunity afforded for investigation, neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Agreement or the Exhibits annexed hereto.  All the terms and provisions of Sections 2.1 and 2.2 shall survive Closing or any termination of this Agreement.

0.2. Due Diligence.

(a) Purchaser shall have until the Approval Date (as defined in Section 3.5 below) to conduct its due diligence investigation with respect to the Property.  Seller shall make available to Purchaser and its employees, representatives, counsel and consultants access to the Property during normal business hours and to documents, materials, reports, books, records and files relating to the Property (except for the Excluded Items, as defined below) in Seller’s possession.

Notwithstanding anything to the contrary contained in this Agreement, Seller shall have no obligation to make available to Purchaser any of the following items (the “Excluded Items”):  (i) Seller’s financial analyses or projections, Investment Committee information, including Seller’s pre-acquisition due diligence materials, acquisition files on the Property and the book value of the Property; (ii) material which is subject to attorney client privilege or which is attorney work product; (iii) market valuations, appraisals, insurance policies, any engineering, or inspection reports or proposals or bids for repairs to the Property or any portion thereof or any current operating budgets for the Property; (iv) financials of Seller or any affiliate of Seller; (v) material which Seller is legally required not to disclose; or (vi) any of Seller’s entity-related instruments, files or correspondence, including tax returns.  Seller shall also allow Purchaser and Purchaser’s representatives to make copies at the property management office for the Property of such items as Purchaser reasonably requests (except for the Excluded Items), at Purchaser’s sole cost and expense.

(b) Prior to the Approval Date, and subject to Section 3.1, below, Purchaser shall make an on-site inspection of the Property and otherwise investigate the Property to Purchaser’s complete satisfaction.

(c) “Due Diligence Period” means the period commencing on the date of this Agreement and ending on the Approval Date.

(d)

At the sole discretion of Seller, Purchaser may be required to observe safety precautions which exceed those required by law.  Purchaser shall not contact any governmental authority having jurisdiction over the Property without Seller’s prior written consent except (i) to contact the local fire marshal for the sole purpose of ascertaining whether or not there are any open violations at the Property, but in no event will the Purchaser request or schedule any inspections of any portion of the Property by the fire marshal or any other governmental authority or (ii) as provided in Section 11.25.  Purchaser shall observe all appropriate safety precautions in conducting any inspection(s) of the Property.

1. Inspections and Approvals.

1.1. Inspections.

1.1.1. Subject to the rights of tenants at the Property, Seller shall allow Purchaser or Purchaser’s agents or representatives reasonable access to the Property (during normal business hours) for purposes of non-intrusive physical or environmental inspection of the Property and review of the Leases, expenses and other matters.  Upon written request of Seller, Purchaser shall deliver to Seller copies of any physical or environmental tests conducted by Purchaser with respect to the Property.  PURCHASER SHALL NOT CONDUCT OR ALLOW ANY PHYSICALLY INTRUSIVE TESTING OF, ON OR UNDER THE PROPERTY WITHOUT FIRST OBTAINING SELLER’S WRITTEN CONSENT AS TO THE TIMING AND SCOPE OF WORK TO BE PERFORMED AND, UPON REQUEST OF SELLER, ENTERING INTO AN ACCESS AND INSPECTION AGREEMENT IN A FORM ACCEPTABLE TO SELLER AND PURCHASER.  PURCHASER’S BREACH OF THE FOREGOING PROHIBITION SHALL ENTITLE SELLER, AT ITS OPTION, IMMEDIATELY AND WITHOUT ANY CURE PERIOD, TO DECLARE THIS AGREEMENT TO BE TERMINATED AND TO RETAIN SUCH PORTION OR ALL OF THE DEPOSIT AS IN SELLER’S DISCRETION IS NECESSARY TO COMPENSATE SELLER FOR ITS ACTUAL DAMAGES.  For purposes of this Agreement, “physically intrusive testing” shall mean testing that involves borings (such as the taking of soil samples and/or a “Phase II” environmental study), corings (such as the taking of roof or wall samples), or any taking of physical samples or penetration of the surface of the Land, the Improvements or Personal Property comprising the Property.

1.1.2. When making any physical or environmental inspection(s) of the Property, Purchaser shall carry the insurance coverages set out on Exhibit 3.1.2 attached hereto, and, upon request of Seller, shall provide Seller with written evidence of same.  Purchaser and its agents shall not interfere with the business activity of Manager, tenants, tenants’ customers or employees, or any persons occupying or providing goods or services at the Property, shall not reveal to any third party other than the “Purchaser Parties” (as defined in Section 3.6) and persons approved by Seller the results of its inspections (except

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as may be required by law).  Purchaser shall not damage the Property and shall immediately restore the Property and remove anything placed on the Property in connection with its inspection(s).

Purchaser shall give Seller two (2) business days prior notice of its intention to conduct any inspection(s) or tenant interviews, and Seller reserves the right to have a representative present.  Purchaser shall provide Seller with a copy of any inspection report promptly upon Seller’s written request, which obligation shall survive Closing or any termination of this Agreement.  Purchaser shall indemnify, defend, and hold Seller and any Seller Party free and harmless from any loss, injury, damage, claim, lien, cost or expense, including attorney’s fees and costs, arising out of a breach of the foregoing by Purchaser in connection with the inspection of the Property, or otherwise from the exercise by Purchaser or its agents or representatives of the right of access under this Section 3.1.2. (collectively, the “Purchaser’s Indemnity Obligations”), which agreement shall survive Closing or termination of this Agreement for a period of six (6) months.  Any inspections shall be at Purchaser’s expense.

Except for any express warranties and representations that may be set forth in this Agreement, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, reports, data or other information supplied to Purchaser by Seller or a Seller Party or any of their respective agents, employees or contractors in connection with Purchaser’s inspection of the Property (e.g., that such materials are current, complete, accurate or the final version thereof, or that all such materials are in Seller’s possession).  It is the parties’ express understanding and agreement that such materials are provided only for Purchaser’s convenience in making its own examination and determination prior to the Approval Date (as hereinafter defined) as to whether it wishes to purchase the Property, and, in doing so, Purchaser shall rely exclusively on its own independent investigation and evaluation of every aspect of the Property and not on any materials supplied by Seller or a Seller Party or any of their respective agents, employees or contractors.  Purchaser expressly disclaims any intent to rely on any such materials provided to it by Seller or a Seller Party or any of their respective agents, employees or contractors in connection with its inspection and agrees that it shall rely solely on its own independently developed or verified information.  Purchaser further acknowledges and agrees that such materials were provided on the express condition that Purchaser shall make an independent verification of the accuracy of such information.  The terms and provisions of this Section 3.1.2 shall survive the Closing or any termination of this Agreement.

1.1.3. Except to the extent required by any applicable statute, law, regulation or governmental authority, in its capacity as a contract purchaser (i.e., not an owner), and after five (5) business days written notice to Seller, neither Purchaser nor Purchaser’s Representatives shall report the results of Purchaser’s inspections or investigations to any governmental or quasi-governmental authority under any circumstances without obtaining Seller’s express written consent, which consent may be withheld in Seller’s sole discretion.

1.2. Title and Survey.  Prior to or contemporaneously with execution of this Agreement, Seller has delivered or caused to be delivered to Purchaser, and Purchaser acknowledges receipt of, (i) a preliminary title report or a commitment for a Texas Land Title Association Form T-1 owner’s policy of title insurance insuring fee title to the Property, together with copies of all items shown as exceptions to title therein, issued by the Title Company under GF No. 4712006352, dated having an effective date of November 9, 2014 (the “Title Commitment”), and (ii) a copy of Seller’s existing survey of the Land (the “Survey”).  Purchaser shall have until five (5) business days prior to the Approval Date to provide written notice to Seller of any matters shown by the Title Commitment or Survey which are not satisfactory to Purchaser, which notice (“Title Notice”) shall specify the reason such matter(s) are not satisfactory and the curative steps necessary to remove the basis for Purchaser’s disapproval, provided, however, that (i) the standard printed exceptions on a Texas Land Title Association Form T-1 Owner’s Policy of Title Insurance and non-delinquent liens for general and special real estate taxes and installment payments of special assessments, the current zoning of the Property, including all permits, waivers and stipulations, and the interest of any tenant occupying space at the Property, as a tenant only, and matters arising out of any act of Purchaser or Purchaser’s representatives shall be “Permitted Encumbrances”, and (ii) Seller shall be obligated to satisfy and/or cause to be released deeds of trust, mortgages, or other loan documents for existing indebtedness secured by the Property, and to remove any exceptions caused by Seller’s voluntary acts after the end of the Due Diligence Period and not approved by Purchaser.  “Permitted Encumbrances” shall not include any mechanic’s lien or any monetary lien, except for taxes and special assessments not yet due and payable, or any deeds of trust, mortgages, or other loan documents secured by the Property, which Purchaser has agreed to assume.

Notwithstanding (subject to) the above, after a Title Notice is provided to Seller, the parties shall then have until on or before the Approval Date (as defined below) or such later date as may be mutually acceptable, to make such arrangements or take such steps as they may mutually agree upon, if any, to satisfy Purchaser’s objection(s).  Seller shall have no obligation to expend or agree to expend any funds, to undertake or agree to undertake any obligations or otherwise to cure or agree to cure any title or survey objections, other than to remove deeds of trust, mortgages, or other loan documents secured by the Property. Seller shall have no obligation (i) to cure a title objection unless required under the second-to-last sentence of the preceding paragraph, or (ii) to proceed to Closing without curing such title objection, unless Seller expressly undertakes such an obligation by a written notice to or written agreement with Purchaser given or entered into on or prior to the Approval Date and which recites that it is in response to a Title Notice or unless Purchaser waives such objection.  Except for those matters which Seller is obligated to remove pursuant to (ii) above, Purchaser’s sole right with respect to any Title Commitment or Survey matter to which it objects in a Title Notice given in a timely manner shall be to elect on or before the Approval Date to terminate this Agreement pursuant to Section 3.5 hereof (unless such matter is a matter which Seller is obligated to correct under the second to last sentence of the preceding

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paragraph).  All matters shown in the Title Commitment and/or Survey with respect to which Purchaser fails to give a Title Notice on or before the last date for so doing, or with respect to which a timely Title Notice is given but Seller has not undertaken an express obligation to cure as provided above, shall be deemed to be approved by Purchaser as “Permitted Encumbrances”, subject, however, to Purchaser’s termination right provided in Section 3.5 hereof.  Permitted Encumbrances shall specifically include any items recorded against the Property as a result of the actions of Purchaser, including, without limitation, any financing-related instruments.

Subject to Section 4.5 of this Agreement, Seller shall not, after the date of this Agreement, by voluntary act, intentionally create any new easements, liens, deeds of trust, mortgages, covenants, restrictions, agreements or any other encumbrances to title to all or any portion of the Property without the prior written consent of Purchaser.

1.2.1. At or prior to the end of the Due Diligence Period, Purchaser shall obtain from Title Company a current commitment for the owner’s title insurance policy to be issued at Closing, such commitment to insure the gap from the period title was last examined to the date of recording of the deed (the “Title Policy”).  If Purchaser elects to secure an extended coverage owner’s policy(ies) of title insurance, Purchaser shall satisfy, at its cost, Title Company’s requirements therefor and pay the increase in premium for such coverage.  Purchaser shall also be solely responsible for the cost of any endorsements to any title insurance policy that Purchaser or its lender may require.

1.2.2. Seller shall pay for any endorsement(s) to the Title Policy if such endorsement(s) are issued in connection with an election by Seller to insure over a title matter as to which Title Notice has been given by Purchaser pursuant to Section 3.2.  Seller shall not pay or be responsible to secure any endorsements that may be requested by Purchaser, such as a Form T-19.1 Restrictions, Encroachments and Minerals Endorsement or patent, contiguity, separate tax parcels, access, or zoning endorsements, all of which shall be Purchaser’s sole cost and expense if Purchaser elects to secure such endorsements, provided, however, that Seller shall not be obligated to provide to Title Company any owner’s affidavit, indemnity, certifications, covenants, obligations or liabilities beyond those that Seller is providing to Purchaser under this Agreement or which go beyond that required for the issuance by Title Company of a standard owner’s policy of title insurance.

1.2.3. Neither Purchaser nor Seller shall incur any liability to the other in connection with the selection of the Title Company or the surveyor retained in connection with the transaction contemplated by this Agreement or in connection with the loss by Title Company of the Deposit or any other amounts deposited by either party into the escrow.

1.3. Contracts.  On or before the Approval Date, Purchaser shall notify Seller in writing if it elects not to assume at Closing any of the Contracts which are identified on Exhibit 3.3 (the “Contracts”) attached hereto.  If Purchaser does not exercise its right to terminate this Agreement on or before the Approval Date, Seller shall give notice of termination of such disapproved Contract(s) as of the Closing Date; provided that, if under the disapproved Contract(s) Seller has no right to terminate same on or prior to Closing, or if a termination fee or charge is due thereunder as a result of such termination, Purchaser shall (i) assume at Closing all obligations thereunder from the Date of Closing until the expiration dates of such Contracts or (ii) reimburse Seller for the payment of the termination-related fee or charge, as applicable.

Unless Purchaser gives written notice (the “Contract Notice”) to Seller not later than the Approval Date that it disapproves any of the Contracts, Purchaser will be deemed to have approved same, and such Contracts will be assigned by Seller and assumed by Purchaser at Closing.

1.4. Tenant Estoppels.  During the Due Diligence Period, Seller shall obtain and deliver to Purchaser tenant estoppel certificates from (a) all tenants occupying more than 5,000 rentable square feet of space at the Property and (b) tenants occupying sixty-five percent (65%) of the remaining rentable square feet of space at the Property in substantially the form provided for in such Leases or in substantially the form attached hereto as Exhibit 3.4 (the “Tenant Estoppel Certificates”).  Seller shall use commercially reasonable efforts to obtain the Tenant Estoppel Certificates in substantially the form provided for in such Leases or in the form attached hereto.  If, by the expiration of the Due Diligence Period, Seller is unable to satisfy the requirements of this Section, Seller shall deliver to Purchaser written notice thereof, and Purchaser shall have the right to either (i) waive the requirements contained herein and proceed to close this transaction upon the terms and conditions of this Agreement, or (ii) terminate this Agreement.

1.5. Purchaser’s Right to Terminate.  If, for any reason whatsoever, or for no reason, Purchaser determines that the Property is not suitable for its purposes, Purchaser shall have the right to terminate its obligation to purchase the Property by giving Seller written notice (the “Termination Notice”) on or before 5:00 p.m. Dallas time on the Approval Date specified in the Term Sheet of this Agreement (the “Approval Date”).  If the Termination Notice is timely given, the Title Company shall promptly return the Deposit (less the Independent Consideration) to Purchaser, and neither party shall have any further liability hereunder except for Purchaser’s obligations set forth in Sections 3.1.2 and 3.6 hereof and in this Section.  Time is agreed to be strictly of the essence with respect to the giving of the Termination Notice.  No termination by Purchaser shall relieve Purchaser of liability for any prior breach of, or default under, this Agreement or shall entitle Purchaser to a return of the Deposit if it would otherwise be payable to Seller.

1.6. Confidentiality.  Unless Seller specifically and expressly otherwise agrees in writing, all information regarding the Property made available to Purchaser by Seller or Seller’s agents or representatives (the “Proprietary Information”) is confidential (except to the extent such information is already in the public domain) and shall not be disclosed, except as may be required by law, to any other person except those due diligence professionals or entities assisting Purchaser with the transaction, or

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Purchaser’s lender, if any (collectively, the “Purchaser Parties”), and then only upon Purchaser making such person aware of the confidentiality restriction and procuring such person’s agreement to be bound thereby.  If the purchase and sale contemplated hereby fails to close for any reason whatsoever, Purchaser shall return to Seller, or cause to be returned to Seller, all Proprietary Information.  Unless the transaction contemplated by this Agreement is consummated, Purchaser shall not use or allow to be used any Proprietary Information for any purpose other than to determine whether to proceed with the contemplated purchase, or if same is consummated, in connection with the operation of the Property post-Closing.  The foregoing shall not be deemed to prevent Purchaser from complying with laws, rules, regulations and court orders, including, without limitation, rules of the Securities and Exchange Commission and governmental regulatory, disclosure, tax and reporting requirements, which may require disclosure of Proprietary Information otherwise required to be kept confidential pursuant to this Section 3.6, but only to the extent such disclosure is required by any of the foregoing.  Notwithstanding any other term of this Agreement, the provisions of this Section 3.6 shall survive Closing and any termination of this Agreement.

Notwithstanding the foregoing, it shall not be a breach of this Agreement to disclose such Proprietary Information to a person who already knows such information.

2. Prior to Closing.

Until Closing, Seller or Seller’s agent shall:

2.1. Insurance.  Keep the Property insured against fire and other hazards covered by extended coverage endorsement and commercial public liability insurance against claims for bodily injury, death and property damage occurring in, on or about the Property.

2.2. Operation.  Subject to the Leases, operate and maintain the Property in a businesslike manner and substantially in accordance with Seller’s past practices with respect to the Property, and make any and all repairs and replacements reasonably required to deliver the Property to Purchaser at Closing in its present condition, normal wear and tear excepted, provided that (i) Seller shall have no obligation to make extra ordinary capital expenditures or expenditures outside Seller’s normal course of business and (ii) in the event of any loss or damage to the Property as described in Section 7, Seller shall repair the Property only if Seller is obligated to do so under the Leases and if Seller so elects and then only to the extent of available insurance proceeds. Purchaser shall not contact, deal with, or negotiate with tenants, subtenants or prospective tenants or subtenants, of the Property without prior written consent of Seller and shall notify Seller promptly if any tenant, or prospective tenant, contacts Purchaser.  In the event of any loss or damage to the Property as described in Section 7, Section 7 shall control.

2.3. New Contracts.  Enter into only those third party contracts which are necessary to carry out its obligations under Section 4.2 and, provided such terms are available on a commercially reasonable basis, which shall be cancelable on no more than thirty (30) days written notice.  If, after the Approval Date, Seller enters into any such contract, it shall promptly provide written notice thereof to Purchaser, together with a copy of such Contract, and unless Purchaser, within five (5) days after receipt of such notice, notifies Seller in writing of its intention not to assume such contract, it shall be treated as a contract approved by Purchaser.

2.4. New Leases.  Continue its present rental program and efforts at the Property to rent vacant space and renew expiring leases, provided that (i) after the Approval Date, Seller shall not execute any new or renewal leases (a “New Lease”) or amend, terminate or accept the surrender of any existing tenancies or approve any subleases or lease assignments without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, except that the Seller is authorized to accept the termination of Leases at the end of their existing terms, and (ii) in the event that any Leases are identified on Exhibit 4.4 hereto, or that Seller executes any New Lease after the date of this Agreement, and in either event such Lease or New Lease requires the construction of tenant fixtures or improvements and/or the payment of leasing or brokerage commission(s) at the expense of the landlord, Purchaser, by electing to proceed with the purchase notwithstanding its termination right pursuant to Section 3.5, or by approving such Leases if executed after the Approval Date, agrees to assume the obligation to pay and/or at Closing to reimburse Seller for the paid portion of the cost of such improvements and leasing or brokerage commission(s) and any other costs associated with such Leases, unless Seller and Purchaser expressly agree in writing that Seller shall be responsible for any such costs.  Failure of Purchaser to consent or expressly withhold its consent stating with specificity the basis of its objection within forty-eight (48) hours after written request for such consent shall be deemed to constitute consent.  Seller agrees to provide Purchaser with a copy of any New Lease or any Lease amendment within three (3) business days of execution of same.

2.5. New Liens.  Not, on or after the Approval Date, create any new encumbrance or lien affecting the Property other than liens and encumbrances (i) that can be discharged prior to Closing, and (ii) that in fact are discharged prior to or at the Closing.

2.6. Copies of Written Notices.

Seller shall, from and after the date hereof, promptly provide Purchaser with copies of all written notices received by Seller after the date hereof which assert any material breach of Leases, agreements, laws, covenants or permits applicable to the Property.

2.7. Lease Terminations; Defaults.  Nothing herein shall in any way affect or restrict the right of Seller to seek to enforce its rights under any Lease, but the taking of any actions or the exercise of any remedies after the Approval Date which could result in the termination of the Lease shall require the written consent of Purchaser which shall not be unreasonably withheld, delayed or conditioned; provided, however, that such action is consistent with what a reasonable and prudent property owner would do under the circumstances then existing.

3.

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Representations and Warranties.

3.1. By Seller.

(a)

Seller represents and warrants to Purchaser that, except as otherwise disclosed to Purchaser:

3.1.1. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in the State of Texas, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate any material term of its limited partnership agreement.

3.1.2. Seller has not, and as of the Closing Seller shall not have, (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (c) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, which remains pending as of such time, (d) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, which remains pending as of such time, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.

3.1.3. Seller is not, and as of the Closing shall not be, a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) and any related regulations.

3.1.4. Subject to Section 11.17, below, Seller is acting as principal in this transaction with authority to close the transaction.  This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity).

3.1.5. The rent roll for the Property attached hereto as Exhibit 1.1.6 and the rent roll to be delivered by Seller at Closing, were prepared by Seller’s Manager in the ordinary course of operation of the Property and are the rent rolls relied upon by Seller in connection with its operation of the Property.

3.1.6. To the knowledge of Seller, (a) there is no lawsuit, litigation or proceeding pending against or with respect to the Property or against Seller that are not covered by insurance (which would materially adversely affect the Property, or which would materially impair or otherwise materially affect the Seller’s ability to perform its obligations hereunder), and (b) no such lawsuit, litigation or proceeding has been made or threatened in writing.

3.1.7.

The schedule of Contracts attached hereto as Exhibit 3.3 and any subsequent schedules of Contracts delivered by Seller to Purchaser pursuant to this Agreement were prepared by Seller’s Manager in the ordinary course of operation of the Property and are the schedules relied upon by Seller in connection with its operation of the Property.

(b)

Seller shall have no liability with respect to a breach of the representations and warranties set forth above to the extent that Purchaser proceeds with the closing of the transaction contemplated hereby with actual knowledge of such breach.

3.2. Condition Precedent.

It shall be a condition precedent to Purchaser’s obligation to purchase the Property from Seller that (i) all of Seller’s representations and warranties contained in or made pursuant to this Agreement shall have been true and correct in all material respects when made and remain true and correct in all material respects as of the Closing Date, and (ii) the Title Company shall be irrevocably and unconditionally committed to issue the Title Policy to Purchaser upon payment of its premium and other charges

3.3. By Purchaser.

(a)

Purchaser represents and warrants to Seller that, except as otherwise disclosed to Seller.

3.3.1. Purchaser is a Texas limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas, is authorized to do business in the State of Texas, has duly authorized the execution and performance of this Agreement, and such execution, delivery, and performance will not violate any material term of any of its constitutive documents.

3.3.2. Purchaser has not, and as of the Closing Purchaser shall not have (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (c) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, which remains pending as of such time, (d) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, which remains pending as of such time, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.

3.3.3. Purchaser is not, and as of the Closing shall not be, a “foreign person” as defined in Section 1445 of the Code and any related regulations.

3.3.4.

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Purchaser is acting as principal in this transaction with authority to close the transaction.  This Agreement is the valid and legally binding obligation of Purchaser.

3.3.5. Purchaser is a sophisticated investor in commercial real estate and will perform such due diligence of the Property and its condition (financial and otherwise) as Purchaser deems appropriate.

3.3.6. By the Approval Date, Purchaser shall have reviewed the Leases, Contracts, expenses and other matters relating to the Property and, based upon its own investigations, inspections, tests and studies, determined whether to purchase the Property and assume Seller’s rights and obligations under the Leases, Contracts and otherwise with respect to the Property.

3.3.7. Unless otherwise disclosed to Seller in writing, neither Purchaser nor any affiliate of or principal in Purchaser is other than a citizen of, or partnership, corporation or other form of legal person domesticated in the United States of America.

3.3.8. Neither Purchaser nor any principal of Purchaser who owns a twenty-five percent (25%) or greater direct or indirect ownership interest in Purchaser is a person or entity described by Section 1 of Executive Order 13,224, and neither Purchaser nor any such principal of Purchaser engages in any dealings or transactions, or is otherwise associated, with any such persons or entities including the governments of Cuba, Iran, North Korea, Sudan and Syria.

3.3.9. Purchaser complies with the applicable U.S. anti-corruption and anti-bribery laws, including the United States Foreign Corruption Practices Act.

3.3.10. The execution, delivery and performance by Purchaser of its obligations under this Agreement do not and will not contravene or constitute a default under any provisions of applicable law or regulation or any agreement, judgment, injunction, order, decree or other instrument binding on Purchaser.

3.3.11. Purchaser is entering into this transaction solely for commercial purposes, and is a sophisticated business entity with significant experience in purchasing real property similar to the Property located in the Dallas, Texas real estate market.  Purchaser acknowledges that its representations and warranties are a material inducement to Seller’s willingness to agree to enter into this transaction with Purchaser, and that but for the representations and warranties contained in this paragraph, Seller would not execute and deliver this Agreement.

(b)

Purchaser shall have no liability with respect to a breach of the representations and warranties set forth above to the extent that Seller proceeds with the closing of the transaction contemplated hereby with actual knowledge of such breach.

3.4. Condition Precedent.  It shall be a condition precedent to Seller’s obligation to sell the Property to Purchaser that all of Purchaser’s representations and warranties contained in or made pursuant to this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date.  At the Closing, Purchaser and Seller shall each deliver to the other a certificate certifying that each of its representations and warranties in this Agreement is true and correct as of the Closing Date.

3.5. Mutual Representations.

(a) Each of Seller and Purchaser represents to the other that it has had no dealings, negotiations, or consultations on its own behalf, or for its benefit, with any broker, representative, employee, agent or other intermediary except Colliers International in connection with the Agreement or the sale of the Property.  Seller and Purchaser agree that each will indemnify, defend and hold the other free and harmless from the claims of any other broker(s), representative(s), employee(s), agent(s) or other intermediary(ies) claiming to have represented Seller or Purchaser, respectively, or otherwise to be entitled to compensation in connection with this Agreement or the sale of the Property.  This provision shall survive Closing for six (6) months.

(b) Neither Seller nor Purchaser will knowingly take, or agree to or commit to take, any action that would make any representation or warranty made by such party inaccurate in any material respect at or prior to the Closing Date.

4. Costs and Prorations.

4.1. Purpose and Intent.  Except as expressly provided herein, the purpose and intent of this Agreement is that Seller shall bear all expenses of ownership and operation of the Property and shall receive all income therefrom accruing through midnight at the end of the day preceding the Closing Date, and Purchaser shall bear all such expenses and receive all such income accruing thereafter.  This provision shall survive Closing.

4.2. Purchaser’s Costs.  Purchaser shall pay the following costs of closing this transaction:

4.2.1. The fees and disbursements of its counsel, inspecting architect and engineer, if any;

4.2.2. One-half (½) of any escrow fees and real estate transfer, stamp or documentary tax(es);

4.2.3.

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One-half (½) of any sales or use taxes relating to the transfer of Personal Property to Purchaser;

4.2.4. The cost of any title insurance in excess of the cost(s) of the Base Owner Policy (as hereinafter defined), including the cost(s) of deletion of the survey exception, extended coverage or any other special endorsements, and including any additional premium charge(s) for endorsements and/or deletion(s) of exception items and any cancellation charge(s) imposed by any title company in the event a title insurance policy is not issued;

4.2.5. the cost of any updates or changes to the existing Survey provided by Seller to Purchaser;

4.2.6. Any recording fees; and

4.2.7. Any other expense(s) incurred by Purchaser or its representative(s) in inspecting or evaluating the Property or closing this transaction.

4.3. Seller’s Costs.  Seller shall pay the following costs of closing this transaction:

4.3.1. The fees and disbursements of its counsel, inspecting architect and engineer, if any;

4.3.2. One-half (½) of any escrow fees, and real estate transfer, stamp or documentary taxes;

4.3.3. One-half (½) of any sales or use taxes relating to the transfer of Personal Property to Purchaser;

4.3.4. The cost of a Texas Land Title Association Form T-1 owner’s policy of title insurance in the amount of the Purchase Price, without deletion of the survey exception as to shortages in area or any endorsements (the “Base Owner Policy”), issued in connection with this transaction, whether pursuant to the Title Commitment or otherwise;

4.3.5. the cost of the existing Survey provided by Seller to Purchaser; and

4.3.6. The broker’s fee to the extent any such fee is payable pursuant to the separate agreement with Colliers International dated July 8, 2014.

4.4. Prorations.  Collected Rents and any other amounts (including, without limitation, payment of base rent, ground rent, parking income and reimbursements of Property operating costs) paid by tenants applicable to the month in which the Date of Closing occurs or prepaid by tenants for months after the month in which the Date of Closing occurs shall be prorated as of the Date of Closing and be adjusted against the Purchase Price on the basis of a schedule (the “Rent Schedule”) which shall be prepared by Seller and delivered to Purchaser two (2) business days prior to Closing.  The Rent Schedule shall set forth (i) rents and other amounts payable applicable to the month in which the Date of Closing occurs, (ii) rents and other amounts collected by Seller applicable to the month in which the Date of Closing occurs, and (iii) rents and other amounts due but uncollected and applicable to the month in which the Date of Closing occurs, (the latter unpaid obligations being referred to herein as the “Current Delinquencies”), as well as rental and other payment delinquencies (excluding those applicable to the month in which the Date of Closing occurs) which are owed to Seller but uncollected as of the Date of Closing (“Delinquencies”).  Purchaser shall receive a credit against the Purchase Price for any cash security and other deposits with respect to the Leases, which deposits are held by Seller and have not been applied or forfeited as of Date of Closing.  Such cash deposits will be kept by Seller.

In the event that any security deposits are in the form of letters of credit or other financial instruments, Seller will, at Closing, assign its interest in such letters of credit or financial instruments to Purchaser, and, following Closing, Seller will cooperate with Purchaser, at no cost to Seller, in order to cause Purchaser to be named as beneficiary under such letters of credit and other financial instruments to be assigned to Purchaser, and Purchaser shall not receive a credit against the Purchase Price for such security deposits.

4.4.1. Vault charges, property taxes, sewer charges, utility charges and operating expenses actually paid or payable by Seller as of the Date of Closing, and which have not been reimbursed to Seller by tenants, shall be prorated as of the Date of Closing and adjusted against the Purchase Price, provided that within ninety (90) days after the Closing, Purchaser and Seller shall make a further adjustment for such charges which may have accrued or been incurred prior to the Date of Closing, but not collected or paid at that date.  In addition, (i) within thirty (30) days following the Closing Date, Seller shall cause the Manager to complete the tenant expense reconciliations for 2014 and deliver the reconciliation statement to Purchaser, (ii) to the extent the reconciliation statement shows a net amount owed to Seller, Purchaser shall within ten (10) days pay such amount to Seller, (iii) to the extent the reconciliation statement shows a net refund owed tenants, Seller shall within ten (10) days pay such amount to Purchaser, and (iv) Purchaser shall be responsible delivering the reconciliation statements to the tenants and paying to or billing and collecting from the tenants any amounts due to or owing by the tenants as a result of such reconciliations. Purchaser shall be responsible for completing tenant expense reconciliations for 2015 and paying to or billing and collecting from the tenants any amounts due to or owing by the tenants as a result of such reconciliations.  All prorations shall be made on a 365-day calendar year basis, using actual number of days in the month.

4.5.

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Taxes.  Real estate taxes, personal property taxes, special assessments (and installments thereof) and other governmental taxes and charges relating to the Property, including annual or periodic permit fees, (collectively, “Taxes”) payable during the year in which Closing occurs shall be prorated as of the Date of Closing and adjusted against the Purchase Price.  If Closing occurs before the actual Taxes payable during such year are known, the proration of Taxes shall be upon the basis of Taxes for the Property payable by Seller during the immediately preceding year; provided, however, that if the Taxes payable during the year in which Closing occurs are thereafter determined to be more or less than the Taxes payable during the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly (but no later than November 15, 2015), except in the case of an ongoing tax protest), shall adjust the proration of Taxes and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment, and further provided that any reproration of an increase in real estate taxes shall take into account only increases in the tax rate or millage, i.e., any portion of any real estate tax increase attributable to an increase in assessed value shall not be taken into account.  The parties shall reasonably cooperate with each other in any efforts to obtain a reduction in real estate taxes assessed against the Property.  All refunds or tax savings relating to real estate taxes (a) shall inure to the benefit of Seller if such refunds or tax savings relate to any period for which Seller owned the Property and (b) shall inure to the benefit of Purchaser if such refunds or tax savings relate to any period for which Purchaser owned the Property; provided, however, each party shall pay its proportionate share of the legal and consulting fees actually incurred in connection with either party’s application for such refunds and tax savings, which proportionate share shall be based on the amount of tax refunds or tax savings received by each party.  This covenant shall not merge with the deed delivered hereunder but shall survive the Closing.

If for the current ad valorem tax year the taxable value of the Property is determined by a special appraisal method that allows for appraisal of the Property at less than its market value, the person to whom the Property is transferred may not be allowed to qualify the Property for that special appraisal in a subsequent tax year and the Property may then be appraised at its full market value. In addition, the transfer of the Property or a subsequent change in the use of the Property may result in the imposition of an additional tax plus interest as a penalty for the transfer or change in the use of the Property. The taxable value of the Property and the applicable method of appraisal for the current tax year is public information and may be obtained from the tax appraisal district established for the county in which the Property is located.

4.6. In General.

(a) Any other costs or charges of closing this transaction not specifically mentioned in this Agreement shall be paid and adjusted in accordance with local custom in Dallas County, Texas.

(b) (i) None of Seller’s insurance policies relating to the Property will be assigned to Purchaser, and Purchaser shall be responsible for arranging for its own insurance as of the Closing Date; (ii) utilities paid by Seller, including telephone, electricity, water and gas, shall be read as close as possible before the Closing Date and Purchaser with cooperation from Seller’s on-site Manager, if necessary, shall be responsible for all the necessary actions needed to arrange for utilities to be transferred to the name of Purchaser on the Closing Date, including the posting of any required deposits (it being understood, however, that Seller shall be entitled to a credit at the Closing for any utility deposits which it or its predecessors have made prior to the Closing Date, to the extent the same are transferred to Purchaser, and Seller shall be entitled to recover and retain from the providers of such utilities any refunds or overpayments to the extent applicable to the period prior to and including the Closing Date, and any utility deposits for which it does not receive a credit hereunder); and (iii) on the Closing Date, the Property will not be subject to any financing obtained by Seller or its predecessors unless Purchaser has expressly agreed to assume such financing.  Accordingly, there will be no prorations for insurance, utilities (except to the extent provided above for utility deposits), payroll or debt service.  In the event a meter reading is unavailable for any particular utility or is read on a date other than the Closing Date, such utility bill shall be prorated in the manner provided in Section 6.1.

4.7. Closing Adjustment.  Escrow Agent shall prepare a Closing statement on the basis set out above, and shall endeavor to deliver such computation to Purchaser and Seller at least two (2) business days prior to Closing.

4.8. Post-Closing Reconciliation.  If any of the aforesaid prorations cannot be calculated accurately as of the Closing Date, then they shall be calculated as soon after the Closing Date as feasible, but in any event no later than June 30, 2015. Notwithstanding any provision contained in this Agreement to the contrary, after the expiration of said period, no further adjustments, credits or prorations shall be made or allocated between the parties under this Agreement for any of the items listed in this Section 6, except for any delinquencies due to Seller and except for a reproration of Taxes pursuant to Section 6.5 above in the event the Taxes for the year of Closing are not known as of the Closing Date.

4.9. Post-Closing Collections.  Purchaser shall use its best efforts during the ninety (90) day period immediately following the Date of Closing to collect Current Delinquencies and Delinquencies.  Amounts collected from tenants who or which, as of the Date of Closing, were obligors with respect to Current Delinquencies and/or Delinquencies shall be applied first to satisfy such tenants’ obligations for the payment period during which collection occurred, second to satisfy Current Delinquencies, third to satisfy Delinquencies, and the balance to satisfy any other rental obligations of such tenants to Purchaser. Amounts collected and applicable to satisfy Current Delinquencies shall be paid promptly to Seller to the extent of Seller’s pro-rata entitlement thereto, and amounts collected and applicable to satisfy Delinquencies shall be promptly paid to Seller.

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At the end of the ninety (90) day period following the Date of Closing, Purchaser shall prepare and deliver to Seller a statement (“Collection Statement”) identifying all payments collected during such ninety (90) days from tenants who were listed on the Rent Schedule prepared and delivered pursuant to Section 6.4 hereof as obligors on Current Delinquencies or Delinquencies.  If any uncollected Current Delinquencies or then unsatisfied Delinquencies exist, Purchaser hereby agrees to assign to Seller any and all rights afforded the obligee with respect thereto (with respect to Current Delinquencies, to the extent of Seller’s pro-rata entitlement thereto), whereupon Seller shall be entitled to take such steps, including the right to file suit, but only for monetary damages, as Seller in its sole and absolute discretion deems necessary or appropriate to collect such sums, excepting only the right to dispossess any tenant still in possession of its further right to occupy the premises demised to it.  Such assignment shall be effective automatically, without the need for execution or delivery of any instrument of assignment.  Upon request of Seller, however, Purchaser shall execute and deliver to Seller such instrument(s) as Seller may reasonably request to confirm such assignment.  Purchaser shall, at no cost to Purchaser, cooperate with Seller in any manner reasonably requested by Seller in connection with any such collection effort.

If final prorations cannot be made at Closing for any item being prorated, then Purchaser and Seller agree to reallocate such items on a fair and equitable basis as soon as invoices or bills are available and applicable reconciliation with tenants have been completed.

Purchaser shall keep and maintain at all times full and accurate books of account and records adequate to reflect correctly total rental and other payments collected under each of the Leases, and all such books and records shall be kept and shall be available to Seller for at least one year after the Date of Closing.  Seller shall have the right to inspect, copy and audit such books of account and records at Seller’s expense, during reasonable business hours, and upon reasonable notice to Purchaser, whether such books and records are in the possession of Purchaser or any agent of Purchaser for the purpose of verifying the accuracy of the Collection Statement and the rental and any other payments collected by Purchaser, which were earned during Seller’s ownership period, and which should have been paid to Seller pursuant to this Section 6.9.  Upon Purchaser’s prior written request, for a period of two (2) years following the Closing, Seller shall make Seller’s books and records available to Purchaser during normal business hours for inspection, copying and audit by Purchaser’s designated accountants, at Purchaser’s expense, in order to comply with any Securities and Exchange Commission requirements related to Rule 3-14 of Regulation S-X.  In no event shall Seller incur any liability whatsoever in conjunction with any related audit.

4.10. Other Items.  All cash in any operating, reserve or other property accounts on the Closing Date shall belong to Seller.

4.11. Survival.  The provisions of this Section 6 shall survive Closing.

5.

Damage, Destruction or Condemnation.

5.1. Material Event.  If, prior to Closing, ten percent (10%) or more of the net rentable area of the Building or of the parking spaces on the Property or all access to the Property are rendered completely untenantable, or are destroyed or taken under power of eminent domain, Purchaser may elect to terminate this Agreement by giving written notice of its election to Seller within five (5) business days after receiving notice of such destruction or taking.  If Purchaser does not give such written notice within such period, this transaction shall be consummated on the date and at the Purchase Price provided for in Section 1, and Seller shall assign to Purchaser the physical damage proceeds of any insurance policy(ies) payable to Seller, or Seller’s portion of any condemnation award, as applicable, in both cases up to the amount of the Purchase Price and including any rights of Seller to prosecute, settle, compromise, or appeal such payments, and, if an insured casualty, pay to Purchaser the amount of any deductible, if not previously paid by Seller, but not to exceed the amount of the loss.

5.2. Immaterial Event.  If, prior to Closing, less than ten percent (10%) of the net rentable area of the Building or of the parking spaces on the Property are rendered completely untenantable or are destroyed, or are taken under power of eminent domain, Purchaser shall close this transaction on the date and at the Purchase Price agreed upon in Section 1, and Seller shall assign to Purchaser (i) its interest in the physical damage proceeds of any insurance policies payable to Seller, up to the amount of the Purchase Price, or (ii) Seller’s portion of any condemnation award, up to the amount of the Purchase Price, as applicable, and including any rights of Seller to prosecute, settle, compromise, or appeal such payments, and, if an insured casualty, pay to Purchaser the amount of any deductible not previously paid by Seller but not to exceed the amount of the loss.

5.3. Cooperation.  Seller and Purchaser, as may be appropriate, shall cooperate in prosecuting, settling, and compromising any such condemnation award and insurance claim.

5.4. Termination and Return of Deposit.  If Purchaser elects to terminate this Agreement pursuant to this Section 7, and if Purchaser is not, on the date of such election, in default of its obligation to have closed under the Agreement, Seller shall promptly direct the Title Company to return the Deposit to Purchaser.

5.5. Seller and Purchaser hereby agree that the Uniform Vendor and Purchaser Risk Act, Section 5.007 of the Texas Property Code, shall not be applicable to this Agreement or the transaction contemplated hereby.

6. Notices.  Any notice, consent, or approval required or permitted to be given hereunder shall be in writing and shall be deemed to be given when hand delivered or one (1) business day after pickup by Federal Express, UPS overnight, or similar overnight express service, or on the date when delivered by facsimile transmission with written acknowledgment of receipt, in any case addressed to the parties at their respective addresses for Notice set out on the Term Sheet, or, in each

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case, to such other address as either party may from time to time designate by giving notice in writing to the other party, provided that neither party shall designate as its address a post office box or other address which does not accept overnight delivery.  Notice hereunder may be given by counsel acting on behalf of either party.  Telephone numbers are for informational purposes only.  Effective notice will be deemed given only as provided above.  Notice given to Seller by e-mail is not considered proper notice under this Section.

7. Closing and Escrow.

7.1. Escrow Instructions.  Upon execution of this Agreement, the parties shall deliver an executed counterpart of this Agreement to the Title Company to serve as the instructions to the Title Company as the Escrow Agent for consummation of the transaction contemplated herein, and Title Company shall execute this Agreement to acknowledge acceptance of the escrow and receipt of the Deposit.  Seller and Purchaser shall execute such additional and supplementary escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement, provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall prevail.

7.2. Duties of Escrow Agent.

(a) Escrow Agent is acting solely as a stakeholder under this Section 9.2.  Escrow Agent’s duties shall be determined solely by the express provisions hereof and are purely ministerial in nature.

(b) During the term of this Agreement, Escrow Agent shall hold and deliver the Deposit strictly in accordance with the terms and provisions of this Agreement and shall not commingle the Deposit with any funds of Escrow Agent or others.  Escrow Agent shall invest the Deposit in an interest-bearing account at a financial institution satisfactory to Seller and Purchaser, and such account shall have no penalty for early withdrawal.  Escrow Agent shall disburse the Deposit in strict accordance with the written instructions of the parties hereto.  Escrow Agent shall not disburse the Deposit without at least one business days’ notice to Seller.

Escrow Agent’s initials:______

(c) Seller and Purchaser are aware that the Federal Deposit Insurance Corporation (“FDIC”) coverage applies only to a maximum amount of $250,000 for each individual depositor.  Further, Seller and Purchaser understand that Escrow Agent assumes no responsibility for, nor will Seller and Purchaser hold Escrow Agent liable for, any loss occurring which arises from the fact that the amount of any individual depositor’s account exceeds $250,000 and that the excess amount is not insured by the FDIC, except to the extent caused by the gross negligence or willful misconduct of Escrow Agent.  Seller and

Purchaser further understand that certain banking instruments such as, but not limited to, repurchase agreements and letters of credit are not covered at all by FDIC insurance.

(d) If this Agreement is terminated by the mutual written agreement of Seller and Purchaser, or if Escrow Agent is unable at any time to determine to whom the Deposit should be delivered, or if a dispute develops between Seller and Purchaser concerning the proper disposition of the Deposit, then Escrow Agent shall deliver the Deposit in accordance with the joint written instructions of the Seller and Purchaser.  If written instructions are not received by Escrow Agent within ten (10) days after Escrow Agent has served a written request for instructions upon both Seller and Purchaser, the Escrow Agent shall have the right to pay the Deposit into any court of competent jurisdiction in the state where the Property is located and to interplead Seller and Purchaser.  Upon the filing of the interpleader action, Escrow Agent shall be discharged from any further obligations in connection with this Agreement.

(e) If costs or expenses are incurred by Escrow Agent because of litigation or a dispute between Seller and Purchaser concerning this Agreement (which litigation or dispute does not involve any action, omission or failure to act by Title Company), Seller and Purchaser shall each pay Escrow Agent one-half of Escrow Agent’s reasonable costs and expenses.  Except for such costs and expenses, no fee or charge shall be due or payable to Escrow Agent for its services under this Agreement.

(f) Escrow Agent undertakes only to perform the duties and obligations imposed upon it under the terms of this Agreement, and to do so in strict accordance with the Agreement, and does not undertake to perform any of the covenants, terms and provisions applicable to Seller and Purchaser.

(g) Purchaser and Seller acknowledge and agree that Escrow Agent has assumed no liability except for negligence or willful misconduct and that Escrow Agent may seek advice from its own counsel and shall be fully protected in any action taken by it in good faith in accordance with the opinion of its counsel.

(h) The conditions to the Closing shall be the Escrow Agent’s receipt of funds and documents as described in this Section 9.2.  Upon receipt of such funds and documents, Escrow Agent shall deliver the items as described in this Agreement.

(i) The funds required from Purchaser and all acts and documents required of Purchaser or Seller in order to close the escrow pursuant hereto shall be deposited with Escrow Agent on the business day prior to the Closing Date, shall be performed no later than 2:00 p.m. (Dallas, Texas Time) on the Closing Date, and shall be available for immediate distribution at Closing.  Notwithstanding the foregoing, the Purchaser will not be deemed in default under

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this Agreement for delivery of the funds required to consummate the purchase of the Property in accordance with this Agreement after 2:00 p.m. (Dallas, Texas Time) on the Closing Date, so long as the total amount of funds due and owing the Seller are actually received by Seller via wire transfer to an account designated by the Seller (as confirmed by Federal Reserve reference number) on the Closing Date.

(j) Notwithstanding anything to the contrary in this Section 9.2, in the event the Closing does not occur on or before the Closing Date, the Escrow Agent shall, unless it is notified by both parties to the contrary within five (5) business days after the Closing Date, return to the depositor thereof items which were deposited pursuant to this Agreement.  The foregoing instruction to return items does not include funds or the Deposit.  Any such return shall not, however, relieve either party of any liability it may have relating to its wrongful failure to close.

(k) Escrow Agent shall not be responsible or liable in any manner whatsoever for the correctness, genuineness or validity of any document or instrument, or any signature thereon, deposited with or delivered to Escrow Agent pursuant to this Agreement.  Escrow Agent may act in reliance upon any such document or instrument, which Escrow Agent in good faith believes to be genuine and duly authorized, without investigation as to the correctness, genuineness or validity thereof.  Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against Escrow Agent.  Escrow Agent is not chargeable with knowledge, and has no duties with respect to any other agreements between Seller and Purchaser.  Escrow Agent shall not be responsible to see to the correct application of any funds disbursed by it pursuant to this Agreement.

(l) Seller and Purchaser acknowledge that the transaction contemplated hereunder shall be closed by delivering executed documents and the other closing deliveries to the Escrow Agent in accordance with customary written instructions.

(m) Upon request by Seller and Purchaser, Escrow Agent shall prepare a closing or settlement statement.

(n) Escrow Agent is familiar with and understands the U.S. Foreign Corrupt Practices Act, 15 U.S.C. Sec. 78dd-1, et seq., and any other anti-corruption laws and regulations relevant to the Agreement and has not and will not violate these laws.

(o) The President of the United States has issued Executive Order 13224, in conjunction with the Office of Foreign Assets Control (“OFAC”).  This order bans any United States person from doing business with any person, entity or group specially designated by the U.S. Secretary of State or Secretary of the Treasury as a terrorist or terrorist entity.  OFAC maintains a list of these persons, entities and groups, known as the Specially Designated Nationals and Blocked Persons List (“SDN List”).  In order to comply with this order, Escrow Agent shall not enter into contracts or other agreements with any person whose name appears on the SDN List.

7.3. Seller’s Deliveries.

(a)

Seller shall deliver or cause to be delivered, either at the Closing through the Title Company or by making available at the Property, as appropriate, the following items and original documents, each executed and, if required, acknowledged, as appropriate:

7.3.1. A special warranty deed to the Property, in the form attached hereto as Exhibit 9.3.1.

7.3.2. A bill of sale in the form attached hereto as Exhibit 9.3.2 conveying the Personal Property.

7.3.3. (i) The Leases and any New Leases entered into pursuant to Section 4.4; (ii) the Rent Schedule, including a listing of any tenant security and other deposits and prepaid rents held by Seller with respect to the Property; (iii) the cash security deposits and letters of credit held by Seller as security under the Leases, but only to the extent the same have not been applied in accordance with the Leases or returned to tenants and relate to tenants occupying space at the Property on the Closing Date pursuant to Leases then in effect; and (iv) an assignment of such Leases, deposits, and prepaid rents by way of an Assignment and Assumption of Leases in the form attached hereto as Exhibit 9.3.3.

7.3.4. (i) Copies of all Contracts which Purchaser has elected to assume or which are not terminable by the Seller without fee or penalty on or before the Date of Closing; and (ii) an assignment of such Contracts to Purchaser by way of an assignment and assumption agreement, in the form attached hereto as Exhibit 9.3.4.

7.3.5. An assignment to Purchaser of Seller’s right, title and interest, if any, in and to the Intangible Personal Property owned by Seller and used solely in connection with the Property, in the form attached hereto as Exhibit 9.3.5.

7.3.6. Seller shall deliver to Purchaser at Closing, or within a reasonable time after Closing, the originals of all Leases, and, to the extent available, Contracts and building plans and specifications relating to the Property which are in Seller’s possession.  All other books and records requested by Purchaser will be provided at Seller’s sole discretion and at Purchaser’s sole cost.  These materials may be delivered at the Property.

7.3.7.

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A certificate pursuant to the Foreign Investment and Real Property Tax Act in the form attached hereto as Exhibit 9.3.7.

7.3.8. Appropriate evidence of authorization as required by the Title Company.

7.3.9. Any Tenant Estoppel Certificates not previously provided to Purchaser.

7.3.10. Any transfer tax declaration(s) in the form required by applicable governmental authorities.

7.3.11. The Closing Statement (prepared by the Title Company).

7.3.12. Keys or key codes to all locks at the Property, which will be delivered at the Property.

7.3.13. A lien waiver executed by Seller’s broker.

7.3.14. Such other documents as may be reasonably required by the Title Company and which do not expand or create Seller liability beyond that provided for by this Agreement, and such other documents as may be agreed upon by Seller and Purchaser to consummate the transaction.

7.4. Purchaser’s Deliveries.  At Closing, Purchaser shall (i) pay Seller the Purchase Price through the Escrow Agent and provide any instruments required by the Title Company from a purchaser of real property; and (ii) execute and deliver the agreements referred to in Sections 9.3.3(iii), 9.3.4(ii), 9.8 and 9.9 any transfer tax declaration(s) in the form required by applicable governmental authorities, and the Closing Statement.

7.5. Mutual Obligations.  Seller and Purchaser shall each deposit such other instruments as are reasonably required (i) to confirm their respective authority to close this transaction, (ii) by Escrow Agent, or (iii) otherwise to consummate the sale and acquisition of the Property in accordance with the terms hereof (provided that in no event shall any such documents increase the liability of Purchaser or Seller).  Seller and Purchaser hereby designate Escrow Agent as the “Reporting Person” for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder and agree to execute such documentation as is reasonably necessary to effectuate such designation.

7.6. Possession.  Purchaser shall be entitled to possession of the Property upon conclusion of the Closing, subject to the rights of tenants and matters of record the Permitted Encumbrances.

7.7. Insurance.  Seller shall terminate its policies of insurance as of noon on the Date of Closing and Purchaser shall be responsible for obtaining its own insurance thereafter.

7.8.

Utility Service and Deposits.  To the extent any utility account is in Seller’s name, Seller shall be entitled to the return of any deposit(s) and/or bond(s) posted by it or its predecessor with any utility company and Purchaser shall notify each utility company serving the Property to terminate any Seller account, effective at noon on the Date of Closing, such notice to be in the form of Exhibit 9.8 attached hereto, at Purchaser’s cost.

7.9. Notice Letters.  Subsequent to Closing, Seller shall provide to Purchaser copies of form letters to tenants and to service, maintenance, supply and other contractors serving the Property, whose Leases and Contracts (respectively) were assigned to Purchaser at Closing, advising them of the sale of the Property to Purchaser, notifying them that security deposits have been transferred to Purchaser and that Purchaser is responsible for such security deposits, and directing to Purchaser all rents and bills for the services and supplies, respectively, provided to the Property on and after the Date of Closing, such notices in the case of Leases to be executed by Seller and Purchaser and be in the form of Exhibit 9.9 attached hereto.

8. Breach; Default; Failure of Condition.

8.1. Purchaser Default.  If Purchaser shall breach or default under this Agreement and, with respect to breaches or defaults for which a cure period is applicable, fail to cure such breach or default within such cure period, Seller may, as its sole and exclusive remedy, terminate this Agreement, the Deposit shall be retained by Seller as liquidated damages, without the necessity of proving actual damages, and both parties shall be relieved of and released from any further liability hereunder except for Purchaser’s Indemnity Obligations set forth in Sections 3.1.2, 3.6 and 5.5(a) hereof and matters which, by the express provision thereof in this Agreement, survive termination of the Agreement.  Seller and Purchaser agree that Seller’s damages in the event of such breach or default will be difficult or impractical to ascertain, the Deposit is a fair and reasonable estimate of such damages as of the date of this Agreement, and the Deposit is to be retained by Seller as agreed and liquidated damages in light of Seller’s removal of the Property from the market and the costs incurred by Seller and shall not constitute a penalty or a forfeiture.

8.1.1. The parties hereto agree that it would be difficult to prove actual damages resulting from a breach of this Agreement and that the Deposit represents a fair and equitable estimation of Seller’s damages in the event of a breach or default by Purchaser.  The parties further agree that this liquidated damage clause is included herein as a result of negotiation by the parties at the express request of Purchaser and that Purchaser hereby waives any right to challenge the enforceability of this clause or its reasonability, and Purchaser hereby waives any and all rights it may have at law or equity to dispute Seller’s right to the liquidated damages provided for herein.  In addition, the parties waive any right to assert the lack of mutuality of remedy as a defense in the event of any litigation arising out of this Agreement.

Seller’s initials:______

Purchaser’s initials:______

8.2.

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Seller Default.  If Seller shall breach or default under this Agreement and, with respect to breaches or defaults for which a cure period is applicable, fail to cure such breach or default within such cure period, or shall refuse or fail to convey the Property as herein provided for any reason other than (i) a breach or default by Purchaser under this Agreement and the expiration of the cure period, if any, provided under Section 11.6 hereof, or (ii) the existence of a Pending Default (as defined in and contemplated by Section 11.6), or (iii) any other provision of this Agreement which permits Seller to terminate this Agreement or otherwise relieves Seller of the obligation to convey the Property, Purchaser shall elect as its sole and exclusive remedy hereunder either to terminate the Agreement and recover the Deposit or to specifically enforce the Seller’s obligations to convey the Property in accordance with this Agreement, Purchaser hereby expressly waiving any right to recover exemplary, punitive, indirect, consequential, special or other damages and all other remedies available at law or at equity with regard to any such failure; provided that no action in specific performance shall seek to require the Seller to do any of the following: (a) change the condition of the Property or restore the same after any fire or other casualty; (b) subject to Sections 3.2 and 10.3 hereof, expend money or post a bond to remove a title encumbrance or defect or correct any matter shown on a survey of the Property; or (c) secure any permit, approval, or consent with respect to the Property or Seller’s conveyance of the Property.

8.3. Failure of Condition.  If prior to Closing Seller discloses to Purchaser or Purchaser discovers that title to the Property is subject to defects, limitations or encumbrances other than Permitted Encumbrances, then Purchaser shall promptly give Seller written notice of any objection thereto.  In such event, Seller may elect to postpone the Closing for up to thirty (30) days and attempt to cure such objection, provided that Purchaser may not object to the state of title of the Property on the basis of any Permitted Encumbrance(s).

8.3.1. Seller shall have no obligation to cure any title objection.  If Purchaser fails to waive an objection within five (5) days after notice from Seller that Seller will not cure the objection, this Agreement shall terminate automatically and the Title Company shall promptly return the Deposit to Purchaser, provided that Purchaser shall not then be in breach or default hereunder, and neither party shall have any liability to the other except for Purchaser’s obligations set forth in Section 3.1.2 and 3.6 hereof.  For the purposes of this Agreement, any title defect, limitation or encumbrance other than a Permitted Encumbrance shall be deemed cured if Title Company or another title insurance company reasonably acceptable to Purchaser and authorized to do business in Texas, agrees to issue a Texas Land Title Association Form T-1 owner’s title insurance policy to Purchaser in the amount of the Purchase Price, which policy takes no exception for such defect, limitation or encumbrance and is issued for no additional premium or for an additional premium if Seller agrees to pay such additional premium upon Closing.

8.4. Representation or Warranty Untrue.  Prior to Closing, if any material representation or warranty of any party is discovered to have been false, in any material respect, when made, then such discovery shall be an event of default by the party that made the false representation or warranty.  If, after the end of the Due Diligence Period and before the Closing, (a) such false representation or warranty shall constitute a condition that such defaulting party is capable of curing and (b) such defaulting party notifies the non-defaulting party in writing that it intends to cure such false representation or warranty, then such defaulting party shall have the right to cure such false representation or warranty prior to Closing and, if such condition is not cured by Closing (or if such defaulting party notifies the non-defaulting party that such condition cannot be cured), then the non-defaulting party shall have all of the rights set forth in Article 10.  However, if the non-defaulting party consummates the Closing with knowledge of such false representation or warranty, such non-defaulting party shall be conclusively deemed to have waived such default and accepted such uncured condition, in which event the non-defaulting party shall have no rights or remedies under this Agreement regarding such default and such representation and warranty shall automatically be deemed amended to fully and accurately state the actual facts and conditions then known or existing so that no fact or condition first discovered or notice received or events occurring after the date of this Agreement can or will constitute a breach by the defaulting party of any of the warranties or representations.  Anything to the contrary contained in this Agreement notwithstanding, Purchaser acknowledges that for representations and warranties of Seller first discovered by Purchaser during the Due Diligence Period to have been false when made, Purchaser’s sole and exclusive remedy is to terminate this Agreement in accordance with its right of termination during the Due Diligence Period.

9. Miscellaneous.

9.1. Entire Agreement.  This Agreement, together with the Exhibits attached hereto, all of which are incorporated by reference, constitutes the entire agreement between the parties with respect to the subject matter hereof, and no alteration, modification or interpretation hereof shall be binding unless in writing and signed by both parties.  The parties are not bound by any agreements, understandings, provisions, conditions, representations or warranties (whether written or oral and whether made by Seller or any agent, employee or principal of seller or any other party) other than as are expressly set forth and stipulated in this Agreement.

9.2. Severability.  If any provision of this Agreement or application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.  If any limitation of time contained in this Agreement for the bringing of any action, the enforcement of any remedy, or the recovery of any claim is prohibited or invalid by or under applicable law, then and in that event no suit or action shall be commenced or maintainable in respect of such action, remedy or claim unless (a) commenced within two years and one day after such cause of action, remedy or claim accrues and (b) the claimant has delivered written notice of such cause of action,

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remedy or claim to the other party within ninety-one (91) days of the accrual of the cause of action, remedy or claim.

9.3. Applicable Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

9.4. Assignability.  This Agreement may not be assigned by Purchaser without Seller’s written consent, except to an entity that is wholly-owned or controlled by Purchaser or that is an Affiliate of Purchaser, provided that Purchaser shall give Seller no less than five (5) business days written notice to Seller, which notice will include the name of such assignee and the names of all principals and entities owning twenty-five percent (25%) or more of such assignee.  For the purposes of this paragraph, the term “Affiliate” means (a) an entity that directly or indirectly controls, is controlled by or is under common control with the Purchaser or its stockholders or (b) an entity at least a majority of whose economic interest is owned by Purchaser or its stockholders; and the term "control" means the power to direct the management of such entity through voting rights, ownership or contractual obligations.  Such entity shall be required to assume the obligations of Purchaser pursuant to this Agreement, but in the event of such assignment, Purchaser shall not be released from liability under this Agreement.  Any assignment in contravention of this provision shall be void.

If Purchaser requests Seller’s consent to an assignment of this Agreement, Purchaser shall (i) notify Seller in writing of the proposed assignment; (ii) provide Seller with the name and address of the proposed assignee; (iii) provide Seller with financial information, including current financial statements, for the proposed assignee; and (iv) provide Seller with a copy of the proposed instrument of assignment.

Any transfer or assignment of any membership or other beneficial interest of Purchaser in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning of this Section 11.4.

9.5. Successors Bound.  This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective successors and permitted assigns.

9.6. Right to Cure.  Should either party be in material breach of or default under or otherwise fail to comply with any of the terms of this Agreement, except under Section 1.3.1. and except as otherwise provided in this Agreement, the complying party shall have the option to cancel this Agreement upon ten (10) days written notice to the other party of the alleged breach and failure by such other party to cure such breach within such ten (10) day period.  The non-defaulting party shall promptly notify the defaulting party in writing of any alleged default upon obtaining knowledge thereof.  The Date of Closing shall be extended to the extent necessary to afford the defaulting party the full ten (10) period within which to cure such default; provided, however, that the failure or refusal by a party to perform on the scheduled Date of Closing (except in respect of a Pending Default by the other party) shall be deemed to be an immediate default without the necessity of notice; and provided further, that if the Date of Closing shall have been once extended as a result of default by a party, such party shall be not be entitled to any further notice or cure rights with respect to that or any other default.  For purposes of this Section 11.6, a “Pending Default” shall be a default for which (i) written notice was given by the non-defaulting party, and (ii) the cure period extends beyond the scheduled Date of Closing.

9.7. Captions.  The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the scope or content of any of its provisions.

9.8. Attorneys’ Fees.  In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ and paralegals’ fees and costs actually incurred, whether incurred out of court, at trial, on appeal or in any bankruptcy, arbitration or administrative proceedings.

9.9. No Relationship. Nothing contained in this Agreement shall be construed to create a fiduciary, partnership, joint venture, principal/agent or other relationship between the parties or their successors or assigns, and the parties owe no duty to each other except as expressly stated in this Agreement.

9.10. Time of Essence. Time is of the essence for all purposes of this Agreement.

9.11. Counterparts.  This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.  Each counterpart may be delivered by facsimile transmission provided that a signed original is provided promptly.  The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

9.12. Recordation.  Neither this Agreement nor any memorandum or notice hereof shall be recorded.  Purchaser shall (i) not, and hereby waives its rights to, file any notice of lis pendens or other form of notice of pendency or other instrument against the Property or any portion thereof in connection herewith, except to the extent Purchaser is pursuing a claim for specific performance pursuant to and in accordance with Section 10.2 and (ii) indemnify Seller against all liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller by reason of the filing by Purchaser or its agent of any such memorandum, notice or other instrument.  If Purchaser fails to comply with the terms hereof by recording or attempting to record this Agreement or a notice thereof, such act shall not operate to bind or cloud the title to the Property.  Seller shall, nevertheless, have the right forthwith to institute appropriate legal proceedings to have the same removed from record.  If Purchaser or any agent, broker or counsel acting for Purchaser shall cause or permit this Agreement or a copy thereof to be filed in an office or place of public record, Seller, at its option, and in addition to Seller’s other rights and remedies, may treat such act as a default of this Agreement on

 DAL:0590722/00075:2361764v4

the part of the Purchaser.  However, the filing of this Agreement in any lawsuit or other proceedings in which such document is relevant or material shall not be deemed to be a violation of this Section 11.12.

9.13. Proper Execution. The submission by Seller to Purchaser of this Agreement in unsigned form shall be deemed to be a submission solely for Purchaser’s consideration and not for acceptance and execution.  Such submission shall have no binding force and effect, shall not constitute an option, and shall not confer any rights upon Purchaser or impose any obligations upon Seller irrespective of any reliance thereon, change of position or partial performance.  The submission by Seller of this Agreement for execution by Purchaser and the actual execution and delivery thereof by Purchaser to Seller shall similarly have no binding force and effect on Seller unless and until Seller shall have executed this Agreement and the Deposit shall have been received by the Title Company and a counterpart thereof shall have been delivered to Purchaser.  Signatures of this Agreement transmitted by facsimile or via electronic mail (*.pdf or similar file types) shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver an execution original to this Agreement, any amendment thereto, or any notice sent via facsimile or via electronic mail with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, amendment or notice, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied or electronically mailed signature in all instances and shall accept the telecopied or electronically mailed signature of the other party to this agreement.

9.14. Tax Protest.  If, as a result of any tax protest or otherwise, any refund or reduction of any real property or other tax or assessment relating to the Property during the period for which, under the terms of this Agreement, Seller is responsible, Seller shall be entitled to receive or retain such refund or the benefit of such reduction, less equitable prorated costs of collection.

9.15. Best Knowledge; Received Written Notice.  Whenever a representation, warranty or other statement is made in this Agreement or in any document or instrument to be delivered at Closing pursuant to this Agreement, on the basis of the best of knowledge of Seller, or is qualified by Seller having received written notice, such representation, warranty or other statement is made with the exclusion of any facts disclosed to or otherwise known by Purchaser, and is made solely on the basis of the current, conscious, and actual, as distinguished from implied, imputed and constructive, knowledge on the date that such representation or warranty is made, without inquiry or investigation or duty thereof, of Ray Frazier (the officer of UBS Realty, that has responsibility for the management and sale of the Property and that is most likely to have such knowledge), without attribution to such specific officers of facts and matters otherwise within the personal knowledge of any other officers or employees of Seller or third parties, including but not limited to tenants and property managers of the Property, and excluding, whether or not actually known by such specific officers, any matter known to Purchaser or its agents at the time of Closing.  So qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of Ray Frazier or any other officer or employee of any Seller Party.

9.16.

Survival and Limitation of Representations and Warranties.

(a) The representations and warranties of Seller set forth in this Agreement or any documents executed in connection herewith shall survive the Closing, but, any action, suit or proceeding brought by Purchaser against Seller under this Agreement or under any such documents shall be commenced and served, if at all, on or before the date which is six (6) months after the date of Closing and, if not commenced and served on or before such date, thereafter shall be void and of no force or effect.

(b) Subject to Section 10.2, above, the aggregate liability of the Seller with respect to all claims arising in connection with the representations and warranties of Seller which survive the Closing and any other obligations of Seller which expressly survive Closing under this Agreement shall not exceed TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), and in no event shall any liability arise in connection therewith unless and except to the extent that the direct damages to Purchaser by reason of all such claims, collectively, exceed TWENTY-FIVE THOUSAND DOLLARS ($25,000).  In no event shall Seller be liable to Purchaser for any consequential, exemplary, punitive, or any other type of damages (other than direct damages) or for unrealized expectations or other similar claims in respect of any such claims, and in every case Purchaser’s recovery for any claims shall be net of any insurance proceeds and any indemnity, contribution, or other similar payment recovered or recoverable by Purchaser from any insurance company or other third party.  Seller’s total liability with respect to a default by Seller for refusal or failure to convey the Property shall not be governed by this Section but shall instead be governed by the terms and provisions of Section 10.2 of this Agreement.

9.17. Committee Approval.  This Agreement is, and any amendments hereto will be, subject to approval by the Investment Committee and portfolio manager for UBS Realty.  Seller shall deliver written notice to Purchaser, within five (5) business days of the date of this Agreement, that such approvals have been obtained (a “Notice of Approval”) or that such approvals have not been obtained (a “Notice of Disapproval”).  Upon delivery of a Notice of Approval, the Due Diligence Period shall commence.  Upon delivery of a Notice of Disapproval, this Agreement shall terminate, the Deposit shall be returned to Purchaser, and neither party shall have any further obligation under this Agreement, except for the provisions hereof which expressly survive termination.  Failure of Seller to timely deliver a Notice of Approval or a Notice of Disapproval shall be deemed to be delivery of a Notice of Disapproval.

Initial:

Seller _______

Purchaser _______

9.18. Time to Execute and Deliver.  This Agreement shall be void if one fully executed copy is not received by Seller on or before 5:00 p.m. Dallas, Texas Time on March 13, 2015.

9.19.

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No Personal Liability.  Any liability for participation in this transaction shall remain with Purchaser and Seller only and in no event shall there be any personal liability on the part of any officer, manager or employee of the parties, their partners or their constituent members or entities.  This provision shall survive Closing or any termination of this Agreement.

9.20. Date of Agreement.  All references to the date of this Agreement mean the date upon which both Seller and Purchaser have executed this Agreement.

9.21. Date of Performance.  If the date of performance of any obligation or the expiration of any time period provided herein should fall on a Saturday, Sunday or legal holiday, then said obligation shall be due and owing, and said time period shall expire, on the first day thereafter which is not a Saturday, Sunday or legal holiday.  Any reference in this Agreement to a “business day” shall mean any day of the week other than a Saturday, Sunday or legal holiday.  Except as may otherwise be set forth herein, any performance provided for herein shall be timely made if completed not later than 5:00 p.m. (Dallas, Texas Time) on the day of performance.

9.22. Waiver.  Excuse or waiver of the performance by the other party of any obligation under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving.  No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Purchaser of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.  All of the provisions of this Section 11 shall survive the Closing, or in the event that the Closing does not occur, any termination or cancellation of this Agreement.

9.23. Interpretation.  This Agreement is the result of negotiations between the parties who are experienced in sophisticated and complex matters similar to the transaction contemplated by this Agreement and is entered into by both parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the Agreement, the relative bargaining powers of the parties or the domicile of any party.  Seller and Purchaser are each represented by legal counsel competent of advising them of their obligations and liabilities hereunder.  The presentation and negotiation of this Agreement shall not be construed as any offer by Seller to sell, or any offer by Purchaser to purchase, the Property or obligate either party unless and until this Agreement has been duly executed and delivered to both parties.

9.24. Public Disclosure.  Following Closing, Purchaser and Seller shall have the right to announce the acquisition and sale of the Property in the media (including “tombstones”), provided that (a) either party shall consult with the other party with respect to any such notice or publication and implement any reasonable comments or objections of the other party, (b) neither party discloses the name of the other party, directly or indirectly, and (c) the Purchase Price is not disclosed, provided that Purchaser may disclose the Purchase Price (i) to the extent required by the SEC or other regulatory requirements applicable to it, and (ii) to its registered broker-dealers who are subject to confidentiality agreements with Purchaser.  Nothing contained herein shall preclude either party from notifying their respective partners, members, investors and lenders of the acquisition and sale of the Property in the ordinary course of their respective businesses.  The provisions of this Section shall survive Closing.

9.25. Governmental Approvals.  Nothing in this Agreement shall be construed as authorizing Purchaser to apply for a zoning change, variance, subdivision map, lot line adjustment, condominium approval or other discretionary governmental act, approval or permit with respect to the Property prior to Closing, and Purchaser shall not do so without the prior written approval of Seller, which approval may be withheld in Seller’s sole and absolute discretion.  Purchaser also agrees not to submit any reports, studies or other documents, including without limitation, plans and specifications, impact statements for water, sewage, drainage or traffic, environmental review forms, or energy conservation checklists to any governmental agency, or any amendment or modification to any such instruments or documents prior to Closing, unless first approved in writing by Seller, which approval Seller may withhold in its sole, absolute discretion, provided, however, that Purchaser shall have the right without the consent of Seller to request a zoning confirmation letter or certificate from the City of Dallas.  Purchaser’s obligation to purchase the Property shall not be subject to or conditioned upon Purchaser obtaining any variance(s), zoning amendment, subdivision map, lot line adjustment condominium approval or other discretionary governmental act, approval or permit.

9.26. Purchaser Not a Successor of Seller.  Purchaser is not and shall not be deemed to be a successor to Seller.  Purchaser is acquiring only the Property and not an ongoing business enterprise.

9.27. Termination.  Upon termination of this Agreement in accordance with its terms (and not as a result of a default by either party), neither party shall have any further rights or obligations or liabilities, except those rights and obligations arising under any sections of this Agreement which expressly survive termination of this Agreement.  It is hereby agreed that, in addition to express statements of survivability, all references in this Agreement to Seller’s or Escrow Agent’s obligation to return the Deposit to Purchaser shall survive the termination of this Agreement.

9.28. Construction.

As used herein, the words “include”, “including”, and similar terms shall be construed as if followed by the phrase “without limitation”.

9.29. WAIVER OF CONSUMER RIGHTS – TEXAS DECEPTIVE TRADE PRACTICES ACT.  Purchaser represents and warrants to Seller that Purchaser is a sophisticated investor in real property, was not in a significantly disparate bargaining position in connection with the negotiation and execution of this Agreement and the transaction contemplated hereby, and that Purchaser is and has been represented by legal counsel in connection with the execution and negotiation of this Agreement and the transaction contemplated hereby.  Purchaser hereby waives its rights under the Deceptive Trade Practices – Consumer Protection Act, Section 17.41 et seq., Texas Business and Commerce

 DAL:0590722/00075:2361764v4

Code, a law that gives consumers special rights and protections.  After consultation with an attorney of its selection, Purchaser voluntarily consents to this waiver.

11.30

No Third Party Beneficiary.  This Agreement is not intended to give or confer any benefits, rights, privileges, claims, actions, or remedies to any person or entity as a third party beneficiary.

11.31

Copy and Electronic Signature.  If the signature of Purchaser or Seller on this Agreement is not an ink-on-paper original, but is a mechanical or electronic reproduction (such as, including but not limited to, a photocopy, fax or pdf), then, at Seller’s sole option, such reproduction shall be as enforceable, valid and binding as, and the legal equivalent to, an ink-on-paper original signature.

[Signature Pages Follow]

IN WITNESS WHEREOF, Purchaser and Seller have executed and delivered this Agreement as of the date set forth above.

SELLER:

12830 HILLCREST ROAD INVESTORS LP

By:

Trumbull One Investors LLC

its general partner

By:

TPF Equity REIT Operating Partnership LP,

its sole member

By:

TPF Equity REIT Operating Partnership GP LLC, its general partner

By:

Name:

Title:

By:

Name:

Title:

PURCHASER:

HARTMAN XX LIMITED PARTNERSHIP,a Texas limited partnership

By:

Hartman XX REIT GP LLC,

a Texas limited liability company,

its sole general partner

By:

Name:  Allen R. Hartman

Title:     President

An original, fully executed copy of this Agreement, together with the Deposit, has been received by the Title Company this ___ day of March, 2015, and by execution hereof the Title Company hereby covenants and agrees to be bound by the terms of this Agreement and hereby covenants and agrees to enter into a designation agreement, if required.

CHICAGO TITLE INSURANCE COMPANY

By:

Name:

Title:

List of Exhibits

Exhibit 1.1.1	Legal Description
Exhibit 1.1.3	Inventory of Personal Property
Exhibit 1.1.6	Schedule of Leases and Security Deposits
Exhibit 3.1.2	Insurance Requirements
Exhibit 3.3	Schedule of Contracts and Equipment Leases
Exhibit 3.4	Form of Tenant Estoppel Certificate
Exhibit 4.4	Existing Leases for Which Purchaser is Responsible for Build-Out Costs and Commissions
Exhibit 9.3.1	Form of Special Warranty Deed
Exhibit 9.3.2	Form of Bill of Sale
Exhibit 9.3.3	Form of Assignment and Assumption of Leases
Exhibit 9.3.4	Form of Assignment and Assumption of Contracts
Exhibit 9.3.5	Form of Assignment of Intangible Personal Property
Exhibit 9.3.7	Form of FIRPTA Certificate
Exhibit 9.8	Form of Notice to Utility Company
Exhibit 9.9	Notice to Tenants

EXHIBIT 1.1.1

LEGAL DESCRIPTION

BEING Block A/7467, HILLCREST 635 ADDITION, an addition to the City of Dallas, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume 71021, Page 2073, Map Records, Dallas County, Texas and being out of the HIRAM WILBURN SURVEY, Abstract No. 1568 and being more particularly described as follows:

BEGINNING at a point for corner in the East right-of-way line of Hillcrest Road with its intersection with the Southerly right-of-way line of Interstate Highway 635;

THENCE South 82 degrees 15 minutes 12 seconds East along the said southerly line of Interstate Highway 635, 1136.34 feet to a point for corner;

THENCE South 17 degrees 29 minutes 31 seconds East, along the encroachment limit line on the West side of White Rock Creek, 340.62 feet to a point for a corner in the South line of City of Dallas Block No. 7467 and in the North line of City of Dallas Block No. 7466;

THENCE North 89 degrees 00 minutes 00 seconds West, along the North line of City of Dallas Block No. 7466, 1249.71 feet to a point for corner in the East right-of-way line of Hillcrest Road said right-of-way being 60.00 feet in width;

THENCE North 00 degrees 09 minutes 18 seconds East, along said East line of Hillcrest Road, 378.08 feet to a point for corner;

THENCE South 89 degrees 57 minutes 07 seconds East, continuing along the east line of Hillcrest Road, 20.00 feet to a point for corner;

THENCE North 00 degrees 06 minutes 33 seconds East, continuing along the East line of Hillcrest Road, 78.18 feet to the POINT OF BEGINNING and containing 463,313.34 square feet or 10.636 acres of land, more or less.

SAVE AND EXCEPT

BEING a 27,767 square feet tract of land situated in the HIRAM WILBURN SURVEY, Abstract N0. 1568, Dallas County, Texas, and being in the City of Dallas Block A/7467, and being part of Hillcrest 635 Addition, an addition to the City of Dallas, as recorded in Volume 71021, Page 2073 of the Deed Records of Dallas County, Texas (D.R.D.C.T.), and being part of a tract of land described in deed to 12830 Hillcrest Road Investors LP, as recorded in Volume 2002182, Page 06417, D.R.D.C.T., and being more particularly described as follows:

COMMENCING at the southeast corner of Block A/7467 of said Hillcrest 635 Addition, from which point a 1-inch found iron rod bears South 81 degrees 32 minutes 58 seconds West, a distance of 0.55 feet;

THENCE North 18 degrees 46 minutes 18 seconds West, along the east line of Block A/7467 of said Hillcrest 635 Addition, a distance of 304.67 feet to a point for corner on the new south right-of-way line of Interstate Highway 635 (a variable width right-of-way), and also being a Denial of Access Line, said point also being the point of curvature of a nontangent circular curve to the right having a radius of 11,501.66 feet, whose chord bears North 85 degrees 36 minutes 38 seconds West, a distance of 2.25 feet;

THENCE in a Northwesterly direction, departing said east line and along said new south right-of-way line and along said Denial of Access Line, and along said curve through a central angle of 00 degrees 00 minutes 40 seconds, an arc distance of 2.25 feet to a 1/2-inch set iron rod with yellow plastic cap stamped "HALLF ASSOC INC." for the POINT OF BEGINNING, said point being the beginning of a Denial of Access Line, said point also being the point of curvature of a tangent circular curve to the right having a radius of 11,501.66 feet, whose chord bears North 84 degrees 55 minutes 33 seconds West, a distance of 272.81 feet;

THENCE in a Northwesterly direction, continuing along said new south right of way line and along said Denial of Access Line, and along said curve through a central angle of 00 degrees 03 minutes 37 seconds, passing at an arc distance of 12.12 feet a 3-inch smooth Aluminum Disk set in concrete and stamped "ADL" (hereafter referred to as "set A.D.") for the end of said Denial of Access Line, and continuing along said new south right-of-way line, and along said curve through a central angle of 00 degrees 30 minutes 31 seconds, passing at an arc distance of 102.09 feet a set A.D. for the beginning of a Denial of Access Line, and continuing along said new south right-of-way line and along said Denial of Access Line, and along said curve through a total central angle of 01 degree 21 minutes 32 seconds, in all, a total arc distance of 272.81 feet to the point of compound curvature, from which a found “X" cut in concrete bears South 24 degrees 32 minutes 54 seconds West, a distance of 0.13 feet, said point being on a circular curve to the right having a radius of 2,500.00 feet, whose chord bears North 80 degrees 50 minutes 53 seconds West, a distance of 296.38 feet;

THENCE in a Northwesterly direction, continuing along said new south right-of way line and along said Denial of Access Line, and along said curve through a central angle of 06 degrees 47 minutes 48 seconds, for an arc distance of 296.55 feet to a found "X" cut in concrete for the point of reverse curvature of a circular curve to the left, having a radius of 2,500.00 feet, whose chord bears North 80 degrees 17 minutes 33 seconds West, a distance of 282.47 feet;

THENCE in a Northwesterly direction, continuing along said new south right-of-way line and along said Denial of Access Line, and along said curve through a central angle of 06 degrees 28 minutes 38 seconds, for an arc distance of 282.62 feet to a point for corner;

THENCE North 83 degrees 08 minutes 09 seconds West, continuing along said new south right-of-way line and along said Denial of Access Line, a distance of 73.96 feet to a found pk-nail for the point of curvature of a non-tangent circular curve to the left having a radius of 2,850.29 feet, whose chord bears North 84 degrees 18 minutes 21 seconds West, a distance of 116.47 feet;

THENCE in a Northwesterly direction, continuing along said new south right-of-way line and along said Denial of Access Line, and along said curve through a central angle of 02 degrees 20 minutes 29 seconds, for an arc distance of 116.48 feet to a found pk-nail for corner;

THENCE North 85 degrees 28 minutes 37 seconds West, continuing along said new south right-of-way line and along said Denial of Access Line, a distance of 75.20 feet to a found pk-nail for corner,

THENCE South 49 degrees 29 minutes 16 seconds West, continuing along said new south right-of-way line and along said Denial of Access Line, a distance of 40.15 feet to a found A.D. for corner on the east right-of-way line of Hillcrest Road (a 100 foot right-of-way), said point being the end of said Denial of Access Line;

THENCE North 01 degree 07 minutes 29 seconds West, departing said new south right-of-way line and along said east right-of-way line, a distance of 42.7l feet to a found A.D. at the intersection of said east right-of-way line with the existing south right-of-way line

Interstate Highway 635 (a variable width right-of-way);

THENCE South 83 degree 31 minutes 59 seconds East, departing said east right-of-way line and along said existing south right-of-way line, a distance of 1,134.05 feet to a point for corner;

THENCE South 18 degree 46 minutes 18 seconds East, departing said existing south right-of-way line, a distance of 36.03 feet to the POINT OF BEGINNING AND CONTAINING 27,767 square feet or 0.6374 acre of land, more or less.

AND SAVE AND EXCEPT

BEING a 75 square foot tract of land situated in the HIRAM WILBURN SURVEY, Abstract No. 1568, Dallas County, Texas, and being in the City of Dallas Block A/7467, and being part of Hillcrest 635 Addition, an addition to the City of Dallas, as recorded in Volume 71021, Page 2073 of the Deed Records of Dallas County, Texas (D.R.D.C.T.), and being part of a tract of land described in deed to 12830 Hillcrest Road Investors LP, as recorded in Volume 2002182, Page 06417, D.R.D.C.T, and being more particularly described as follows:

COMMENCING at the southeast corner of Block A/7467 of said Hillcrest 635 Addition, from which point a 1-inch found iron rod bears South 81 degrees 32 minutes 58 seconds West, a distance of 0.55 feet;

THENCE North 18 degrees 46 minutes 18 seconds West, along the east line of Block A/7467 of said Hillcrest 635 Addition, a distance of 304.67 feet to the POINT OF BEGINNING on the new south right-of-way line of Interstate Highway 635 (a variable width right-of-way), said point also being the beginning of a Denial of Access Line, said point also being the point of curvature of a non-tangent circular curve to the right having a radius of 11,501.66 feet, whose chord bears North 85 degrees 36 minutes 38 seconds West, a distance of 2.25 feet;

THENCE in a Northwesterly direction, departing the east line of said Block A/7467 and along said new south right-of-way line and along said Denial of Access Line, and along said curve through a central angle of 00 degrees 00 minutes 40 seconds, and area distance of 2.25 feet to a 1/2-inch set iron rod with yellow plastic cap stamped "HALFF ASSOC. INC." for corner and the end of said Denial of Access Line;

2). THENCE North 18 degrees 46 minutes 18 seconds West, departing said new south right-of-way line and said Denial of Access Line, a distance of 36.03 feet to a point for corner on the existing south right-of-way line Interstate Highway 635 (a variable width right of way);

3). THENCE South 83 degrees 31 minutes 59 seconds East, along said existing south right-of-way line, a distance of 2.29 feet to a point for the northeast corner of Block A/7467 of said Hillcrest 635 Addition;

4). THENCE South 18 degrees 46 minutes 18 seconds East, departing said existing south right-of-way line and along the east line of Block A/7467 of said Hillcrest 635 Addition, a distance of 35.94 feet to the POINT OF BEGINNING AND CONTAINING 75 square feet or 0.0017 acre of land, more or less.

EXHIBIT 1.1.3

INVENTORY OF PERSONAL PROPERTY

[To be provided by Seller within 5 business days of the Effective Date]

EXHIBIT 1.1.6

SCHEDULE OF LEASES AND SECURITY DEPOSITS

COMMERCE PLAZA HILLCREST (TX30500)

DETAIL RENT ROLL

AS OF MARCH 06, 2015

CUSHMAN & WAKEFIELD.

CLIENT NAME: 13830 HILLCREST ROAD INVESTORS LP

Unit No.		Lease Dates: Start Date	End Date	Lease Current Sq Ft.	Security Deposit	Charge Code	Rent	Annual PSF	Storage Sq ft	Cost Recovery Sq ft	Future Scheduled Charge Increases: Other Charges	Charge Code	Step Date	Amount	Annual PS
A100	Anthem Family Strong (305a101t)	5/5/2012	4/30/2015	780	2,089.38	larent	5,855.00	15.00							
		2/1/2015	4/30/2015			lafreert	(5,855.00)	(15.00)							
						lastor									
A101	Anthem Family Strong (305a101t)	5/5/2012	4/30/2015	3,904											
A103	Graphic Products, Inc. (t305a103)	5/1/2013	4/30/2017	1,480	350.00	larent	1,788.33	14.50				larent	05/01/16	1,850.00	15.00
A106	Mechanical/Telephone/Electrical Closet (t305a106)	5/1/2004	4/30/2024	353		larent	0.00								
A108	Almont Capital (t305108a)	12/1/2014	11/30/2015	174	152.25	larent	152.25	10.50							
A110	VACANT			594											
A112	Ohlenforst Therapy Dallas, PLLC (305a124)	7/1/2014	10/31/2019	830		larent	968.33	14.00				larent	11/01/15	1,037.50	15.00
												larent	11/01/17	1,106.67	16.00
A123	Pervez Rahman, M.D., P.A. (305a123)	9/1/2012	8/31/2015	1,760	2,137.54	larent	2,063.83	14.00							
A124	Ohlenforst Therapy Dallas, PLLC (305a124)	3/12/2012	10/31/2019	1,770	740.00	larent	2,212.50	15.00				larent	09/01/17	2,360.00	16.00
												lafreert	09/01/17	(2,360.00)	(16.00)
												lafreert	10/01/17	(2,360.00)	(16.00)
												larent	11/01/18	2,433.75	16.50
A126	Michael Brock, LPC (t30512a6)	8/1/2014	7/31/2017	431	538.75	larent	547.73	15.25							
A200	VACANT			1,627											
A202	Robert Anslaux, sole proprietor (t305a202)	10/1/2012	9/30/2015	216		larent	360.21	9.50							
A204	Robert Anslaux, sole proprietor (t305a202)	10/1/2012	9/30/2015	239		larent		-							
A207	VACANT			1,914				-							
A208	VACANT			518											
A210	Dr. Deborah Boelter	4/1/2014	3/31/2017	510	595.00	larent	595.00	14.00				larent	04/01/15	637.50	15.00
												larent	04/01/16	680.00	16.00
A211	VACANT			642				-							
A212	Harris W. Clark (t305a212)	8/1/2012	7/31/2015	523	653.75	larent	653.75	15.00							
A214	Scott M. Bale (t305a214)	9/1/2012	8/31/2015	996	815.75	larent	1,162.00	14.00							
A216	Adolescent Health Associates (t305a216)	7/1/2013	6/30/2015	1,666	2,715.63	larent	2,082.50	15.00							
A217	Roseman Sales Association, Inc. (t305217a)	10/1/2013	9/30/2015	374	676.67	larent	405.17	13.00							
A218	Judy Redington, sole proprietor (t305a218)	7/1/2012	9/30/2017	457	399.87	larent	542.69	14.25							
A219	A.D.L. of B'Nai Brith (t305a219)	7/1/2013	6/30/2016	1,391	1,738.75	larent	1,796.71	15.50				larent	07/01/15	1,912.63	16.50
A224	Dr. Larry D. Williams (t305a22a)	7/31/2012	7/31/2017	615	768.75	larent	768.75	15.00							
B100	Suggs Pediatric Outpatient Therapy Serv (t305b100)	7/1/2010	9/30/2015	1,867		larent	2,333.75	15.00							
B101	Suggs Pediatric Outpatient Therapy (t305101b)	5/15/2013	9/30/2015	904	2,000.00	larent	979.33	13.00							
						lastor			50.00						

Page 1

COMMERCE PLAZA HILLCREST (TX30500)

DETAIL RENT ROLL

AS OF MARCH 06, 2015

CUSHMAN & WAKEFIELD

CLIENT NAME: 12830 HILLCREST ROAD INVESTORS LP

Unit No.		Lease Dates: Start Date	End Date	Lease Current Sq Ft.	Security Deposit	Charge Code	Rent	Annual PSF	Storage Sq ft	Cost Recovery Sq ft	Future Scheduled Charge Increases: Other Charges	Charge Code	Step Date	Amount	Annual PSF
B105	Paideia Dallas Education. LLC (305b105t)	8/1/2013	5/31/2018	1,495	1,002.33	larent	1,806.46	14.50				larent	08/01/15	1,868.75	15.00
												larent	08/01/16	1,931.04	15.50
B107	Ok Hyun Kwon dba Plaza Cafe (t305b107)	5/1/2009	MTM	1,266	1,266.00	larent	300.00	2.84							
						lafreert	(300.00)	(2.84)							
B115	Tru Colours by Joey (t305b115)	5/1/2005	MTM	767	1,182.46	larent	700.00	10.95							
B118	Mary Ellen Bluntzer (t305118b)	2/1/2013	4/30/2016	864	1,192.25	larent	1,098.00	15.25				larent	05/01/15	1,116.00	15.50
B120	Dr. Barry Knezek (t305b120)	4/1/2012	3/31/2015	1,460	2,250.92	larent	1,885.83	15.50							
B123	Health Management Service, Inc. (t305123b)	3/1/2014	2/29/2016	996	1,841.67	larent	1,245.00	15.00							
B127	VACANT			612				-							
B129	Mandy Goldman's Educational Solutions, LLC (t305129b)	10/1/2012	11/30/2015	796	726.75	larent	961.83	14.50							
B131	International Travel Solutions LLC (t305b13b)	10/1/2014	11/30/2017	427	551.54	larent	533.75	15.00				larent	12/01/15	551.54	15.50
												larent	12/01/16	569.33	16.00
B209	Sudesh Sharma (305b209r)	4/1/2014	4/30/2015	1,093	1,863.00	larent	1,229.63	13.50							
B217	A Johnson, B Grimmer, N Brooks & A Dyer (t305217b)	5/1/2013	4/30/2015	1,191	1,528.38	larent	1,488.75	15.00							
B220	Norma Melamed, Sole Proprietor (t305b220)	3/1/2011	7/31/2016	2,987	3,604.96	larent	4,107.13	16.50							
B221	Mbroh Engineering, Inc. (t305221b)	8/1/2014	10/31/2017	3,279	3,962.13	larent	3,962.13	14.50				larent	11/01/15	4,372.00	16.00
												larent	11/01/16	4,645.25	17.00
B222	Convergent Logistics, LLC (305b222)	11/1/2014	10/31/2015	509	636.25	larent	636.25	15.00							
B224	Michael Gottlieb, Ph.D. (t305b224)	10/1/2012	9/30/2015	661	991.50	larent	840.02	15.25							
B225	DM Psychotherapy Services (305b225b)	9/1/2014	12/31/2017	1,701	1,913.63	larent	1,913.63	13.50				lafreert	07/01/15	(1,913.63)	(13.50)
												larent	11/01/15	1,984.50	14.00
												lafreert	07/01/16	(1,984.50)	(14.00)
												larent	12/01/16	2,055.38	14.50
												lafreert	07/01/17	(2,055.38)	(14.50)
C100	Andrea Hester, Ph.D. (t305100c)	8/1/2014	7/31/2015	370	370.00	larent	370.00	12.00							
C103	VACANT			1,109											
C105	VACANT			1,430				-							
C107	Al Nazempoor, sole proprietor (t305c107)	6/1/2014	5/31/2015	801	709.23	larent	984.56	14.75							
C110	VACANT			811				-							
C112	Sandy Potter, LCSW (t305c17c)	4/1/2014	4/1/2015	216	514.08	larent	216.00	12.00							
C115	Tri-Stem Engineering, Inc. (t305c15a)	8/1/2014	7/31/2016	398	547.65	larent	505.79	15.25							
C117	Martha Williams and Sherry Latson	10/1/2014	9/30/2016	398	1,037.50	larent	497.50	15.00							
C118	William Bruce Jones (t305c118)	1/1/2013	12/31/2014	1,069	2,175.29	larent	1,250.00	14.03							
C119	Results by the Inch	1/1/2015	4/30/2016	592	690.67	larent	443.33	8.99							
C122	VACANT			1,164				-							
C124	Suzanne G. David (t305c124)	10/1/2014	9/30/2016	645		larent	779.38	14.50							
C125	VACANT			970				-							

Page 2

COMMERCE PLAZA HILLCREST (TX30500)

DETAIL RENT ROLL

AS OF MARCH 06, 2015

CUSHMAN & WAKEFIELD.

CLIENT NAME: 13830 HILLCREST ROAD INVESTORS LP

Unit No.		Lease Dates: Start Date	Lease Dates: End Date	Lease Current Sq Ft.	Security Deposit	Charge Code	Rent	Annual PSF	Storage Sq ft	Cost Recovery Sq ft	Future Scheduled Charge Increases: Other Charges	Charge Code	Step Date	Amount	Annual PSF
C127	Bill Wilcox, M.ED, LPC (t305c127)	6/1/2013	5/31/2016	618	612.63	larent	746.75	14.50				larent	06/01/15	798.25	15.50
C129	DY Properties, Inc.	5/1/2014	4/30/2016	776	970.00	larent	970.00	15.00							
C202	VACANT			1,627				-							
C203	VACANT			1,097				-							
C205	D. Miles Jonason, D.C., N.D., Ph.D. (305c2005)	1/1/2013	12/31/2015	580	611.90	larent	749.17	15.50							
C207	Native Contractors, Inc. (t305207c)	8/1/2012	1/31/2016	1,854		larent	2,992.00	16.00							
						lastor			100.00						
C211	Native Contractors, Inc. (t305207c)	8/1/2012	1/31/2016	390	669.08	larent		-							
C212	Steven R. Long (t305c21c)	12/1/2013	11/30/2015	593	891.42	larent	753.60	15.25				larent	11/01/15	753.60	15.25
C213	VACANT			424				-							
C217	Antoinette McGarrahan and Andrew McGarrahan (t305c217)	8/15/2012	1/31/2018	1,847	1,172.08	larent	2,239.24	14.55				larent	01/15/16	2,462.66	16.00
C218	Debra Phelan (t305c218)	11/1/2012	10/31/2017	767	894.83	larent	894.83	14.00				larent	11/01/15	926.79	14.50
												larent	11/01/16	958.75	15.00
C224	Dr. Charles Z. Pryzant, M.D.P.A. (t305224c)	11/1/2012	10/31/2016	561	712.94	larent	712.94	15.25							
C225	Med-Care Administrative Services (t305c25c)	9/1/2013	8/31/2016	860	1,039.17	larent	1,110.83	15.50				larent	09/01/15	1,146.67	16.00
C226	Nahid T. Hooshyar, PH.D. (t305210a)	10/1/2013	10/31/2017	636	503.75	larent	808.25	15.25							
D100	Mail Room (t305d100)	1/1/2000	MTM	239		larent	0.00	-							
D101	Janitorial Storage (t305d101)	1/1/2000	MTM	110		larent	0.00	-							
D102	Fire Control Room (t305d102)	1/1/2000	MTM	536		larent	0.00	-							
D111	Kennedy Wilson - Austin, Inc. (t305d111)	4/1/2012	3/31/2015	10,214		larent	8,086.08	9.50							
D112	Packaging Forte, LLC (t305d112)	7/1/2014	6/30/2016	972	1,255.50	larent	1,215.00	15.00							
D114	Lucy T. Smith, PH.D., PLLC (t305114d)	1/1/2014	12/31/2018	595	718.96	larent	718.96	14.50				larent	01/01/16	768.54	15.50
												larent	01/01/17	818.13	16.50
D116	Steven Vazquez, Michael Leffingwell, Susan Cizmous (t305116d)	4/1/2013	3/31/2016	589	748.52	larent	748.52	15.25							
D122	Gilbert Commercial LP (t305d122)	2/1/2013	5/31/2015	601	975.80	larent	751.25	15.00							
D126	Momentum Sales Agency (t305d126)	5/1/2014	12/31/2014	568	994.00	larent	757.33	16.00							
						lastor			62.50						
D201	VACANT			509											
D206	Building Conference Room (t305d206)	1/1/1988	12/31/2020	717		larent	0.00	-							
D216	VACANT			1,490											
D218	Lisa Bazil, Ph. D., PC & Jeannie Whitman, Ph.D.	5/1/2014	8/31/2018	980	1,184.17	larent	1,184.17	14.50				larent	09/01/15	1,265.83	15.50
												larent	09/01/17	1,347.50	16.50
D221	Johnson and Killough (t305d221)	4/1/2012	3/31/2015	805		larent	989.48	14.75							
D222	Michael Murray (t305d22a)	2/1/2015	6/30/2016	559	745.33	larent	722.04	15.50							

Page 3

COMMERCE PLAZA HILLCREST (TX30500)
DETAIL RENT ROLL
AS OF MARCH 06, 2015

CUSHMAN & WAKEFIELD.

CLIENT NAME: 12830 HILLCREST ROAD INVESTORS LP

Unit No.		Lease Dates Start Date	Lease Dates End Date	Lease Current Sq Ft.	Security Deposit	Charge Code	Rent	Annual PSF	Storage Sq ft	Cost Recovery Sq ft	Future Scheduled Charge Increases Other Charges	Charge Code	Step Date	Amount	Annual PSF
D226	Kimberly Reynolds & Nina DeLee (t305226d)	8/1/2014	7/31/2017	422	527.50	larent	527.50	15.00							
D231	Jeffery C. Siegel PhD. (t305d23a)	11/1/2014	10/31/2018	1,720	1,702.08	larent	2,221.67	15.50				larent	11/01/16	2,293.33	16.00
D233	Michael S McLane, PSY.D (t305d233)	1/1/2014	12/31/2015	577	876.00	larent	745.29	15.50							
D235	Beau A. Nelson (t30523d5)	9/1/2014	8/31/2017	641	834.42	larent	814.60	15.25							
E100 E105 H101 H103	Prime Imaging Partners, LLC (t305e100)	11/1/2010	2/29/2016	4440 445 2222 2332	13,072.00	larent	12,978.63	16.50							
						lapkg					270.63				
E101	VACANT			830											
E104	Integrative Pediatric Therapy, Inc. (t305104e)	6/1/2013	4/30/2018	6,937	5,385.48	larent	8,093.17	14.00				lafreert	01/01/16	(8,671.25)	(16.00)
												lafreert	01/01/17	(9,249.33)	(16.00)
E200	Duran Precision (t305c103)	2/1/2014	6/30/2019	2,970	1,340.04	larent	3,465.00	14.00				larent	06/01/16	3,774.38	15.25
												larent	06/01/17	4,083.75	16.50
E205	Stephen Bux, D.D.S. (t305e205)	5/1/2014	4/30/2019	620	923.46	larent	775.00	15.00				larent	05/01/15	800.83	15.50
												larent	05/01/16	826.67	16.00
												larent	05/01/17	852.50	16.50
												larent	05/01/18	878.33	17.00
E210	VACANT			1,011				-							
E215	VACANT			1,403				-							
E220	VACANT			4,695				-							
E225	Martha Marin (t305e225)	5/1/2014	4/30/2016	913	900.00	larent	1,141.25	15.00							
E235	UBS Storage			1,226											
F102	Robyn Gould and Jenny Lind (t305102f)	11/1/2014	10/31/2015	874	722.50	larent	1,092.50	15.00							
F105	Impact Finance Corp., a TX Corp. (t305f105)	11/1/2013	2/28/2018	2,214	2,266.67	larent	2,583.00	14.00				larent	03/01/16	2,767.50	15.00
F106	VACANT			2,593				-							
F108	Engineering Office (t305108f)	2/1/2009	12/31/2020	777		larent	0.00	-							
F109	Cushman and Wakefield -Mgmt Office (t305109f)	2/1/2009	12/31/2020	2,984		larent	0.00	-							
F200	VACANT			4,588				-							
F202	VACANT			1,056				-							
F206	Steve A. Roche, M. D. (t305f206)	10/1/2010	12/31/2015	1,556	1,880.17	larent	2,139.50	16.50							
F210	Burk Advertising & Marketing, Inc. (t305f210)	12/1/2014	3/31/2018	1,145	1,431.25	larent	1,407.40	14.75				larent	04/01/16	1,478.96	15.50
		12/1/2014	3/31/2015				(1,407.40)	(14.75)				larent	04/01/17	1,550.52	16.25
F220	Storage (t305f220)	7/1/2009	2/28/2019	1,141		larent	0.00	-							
H118	Signature Medical Imaging, LLC (t305118h)	5/1/2013	2/29/2016	2,901		larent	3,747.13	15.50				larent	07/01/15	3,988.88	16.50
H120	Signature Medical Imaging, LLC (t305120h)	7/1/2014	MTM	2,070			1,552.50	9.00							

Page 4

COMMERCE PLAZA HILLCREST (TX30500)
DETAIL RENT ROLL
AS OF MARCH 06, 2015

CUSHMAN & WAKEFIELD

CLIENT NAME: 12830 HILLCREST ROAD INVESTORS LP

Unit No.		Lease Dates: Start Date	Lease Dates: End Date	Lease Current Sq Ft.	Security Deposit	Charge Code	Rent	Annual PSF	Storage Sq ft	Cost Recovery Sq ft	Future Scheduled Charge Increases: Other Charges	Charge Code	Step Date	Amount	Annual PSF
H200	Matt Sloan, M.D., PLLC (t3052h00)	6/6/2011	11/5/2016	2,195	2,698.02	larent	3,109.58	17.00							
						lastor			100.00						
H201	Neurotherapy Center of Dallas (t305200h)	1/1/2015	6/30/2016	4,140	2,273.64	larent	5,347.50	15.50							
						lastor			100.00						
						lastor			110.00						
H212	VACANT			608				-							
H226	Center for Holistic Healing (t305h22a)	4/1/2012	3/31/2015	1,974	1,903.00	larent	2,673.13	16.25							
						lastor			200.00						
H228	VACANT			431				-							
J102	Sandra Buttine (t305j102)	11/1/2012	10/31/2015	5,408		larent	5,543.20	12.30							
J103	VACANT			631				-							
J104	Birk, Shoaid and Banks (t305j104)	2/1/2014	6/30/2019	2,536	2,294.78	larent	2,961.00	14.00				larent	07/01/16	3,066.75	14.50
												larent	07/01/17	3,172.50	15.00
J105	Center for Social Success, P. C. (t305j105)	6/1/2014	10/31/2019	2,912	2,362.85	larent	3,397.33	14.00				larent	11/01/16	3,640.00	15.00
												larent	11/01/17	3,882.66	16.00
J106	Darci Steuerman (t305106j)	1/1/2015	12/31/2015	418	574.75	larent	522.50	15.00							
J107	Due Diligence	11/1/2014	10/31/2015	745	946.77	larent	946.77	15.25							
J108	John S. Wiggans, D.D.S., P.A. (t305108j)	7/1/2014	12/31/2021	1,796	2,245.00	larent	2,469.50	16.50				larent	01/01/17	2,619.17	17.50
J109	Dr. Diane Fagelman Birk. M.D. - t305j109	3/1/2014	5/31/2017	580	676.67		676.67	14.00				larent	06/01/15	700.83	14.50
												larent	07/01/16	725.00	15.00
J110	WADE PALMER (305j110t)	3/1/2014	2/28/2015	436	508.67	larent	508.67	14.00							
J209	VACANT			1,244				-							
J210	VACANT			4,326				-							
J211	Dr. Nadine J. Palau, a sole proprietor (t305j211)	12/1/2012	11/30/2015	549	754.88	larent	686.25	15.00							
J215	VACANT			688				-							
J216	VACANT			1,087				-							
J217	VACANT			380											
Ⓐ J224	Sarah Rabb, MSW and James Bennett M.D. (t305j224)	5/1/2014	Ⓐ 6/30/2016	1,910	1,928.13	larent	2,467.08	15.50				lafreert	05/01/15	(2,467.08)	(15.50)
												lafreert	06/01/15	(2,467.08)	(15.50)
J230	Mark E. Cartwright, PhD. LP, LSSP (305j230)	9/1/2014	8/31/2016	460	575.00	larent	575.00	15.00							
J232	VACANT			1,593				-							
J233	Lynn Aikin Price, Ph.D (t305j233)	11/1/2012	11/30/2015	1,015	1,522.49	larent	1,268.75	15.00							
						lastor			110.00						
J235	Hoenig, Mann and McFarland (t305j23a)	10/1/2011	11/30/2015	2,291	1,695.29	larent	2,959.21	15.50							
K100	VACANT			2,598				-							

NOTES Ⓐ Exercised Early Termination option Effect 4/30/15

Page 5

COMMERCE PLAZA HILLCREST (TX30500)
DETAIL RENT ROLL
AS OF MARCH 06, 2015

CUSHMAN & WAKEFIELD.

CLIENT NAME: 12830 HILLCREST ROAD INVESTORS LP

		Lease Dates									Future Scheduled Charge Increases				
Unit No.		Start Date	End Date	Lease Current Sq Ft.	Security Deposit	Charge Code	Rent	Annual PSF	Storage Sq ft	Cost Recovery Sq ft	Other Charges	Charge Code	Step Date	Amount	Annual PSF
K103	VACANT			1,332											
K101	William E. Livingston, III (305k101)	7/1/2014	1/31/2015	568		larent	710.00	15.00							
K105	VACANT			1,134											
K107	Wired Advisor, LLC	2/1/2015	6/30/2016	823	1,097.33	larent	1,097.33	16.00							
K109	VACANT			1,216				-							
K200	G. Ferris, S. Harvey, (t305k200)	2/1/2015	1/31/2016	1,570	2,166.46	larent	2,093.33	16.00							
K201	Total Care Orthotics and Prosthetics (t305201k)	5/1/2013	4/30/2017	1,501	1,813.71	larent	1,813.71	14.50				larent	05/01/15	1,938.79	15.50
K203	Chad Simmons, M.D. (t305203k)	7/1/2012	10/31/2015	1,780	2,076.67	larent	2,142.78	14.45							
K207	VACANT			857				-							
K212	Shapes, Inc. (t305k212)	11/1/2013	4/30/2019	1,990	2,985.00	larent	2,363.13	14.25				larent	05/01/16	2,528.96	15.25
												larent	05/01/17	2,694.79	16.25
K999	VACANT			1,920				-							
TOTALS:					126,601.04		162,227.40		832.50	0.00	270.63				
		Total Leased SqFt:	74.10%	150,923			169,789.80	Rent							
		Not Leased SqFt:	25.90%	52,765			(7,562.40)	Free Rent							
		Total SqFt:	100%	203,688			832.50	Storage							
							270.63	Parking							
							163,330.53	Total Monthly Charges							

This report is solely for the intended recipient and contains confidential or privileged information. If you are not the intended recipient, any disclosure, copying, use, or distribution of the information included in this report is prohibited.

Page 6

EXHIBIT 3.1.2

INSURANCE REQUIREMENTS

I.

Prior to performing any Assessment activities, Purchaser and all Purchaser’s consultants, engineers and any environmental consultant and any subcontractor thereof (and any other agent, contractor or consultant of Purchaser performing Assessment activities) shall have and maintain in forms and with companies reasonably acceptable to Seller at least the following insurance coverage:

A.

Environmental Legal Liability Insurance

A policy of environmental legal liability insurance, having minimum limits of Five Million Dollars ($5,000,000) per occurrence (or Each Pollution Incident Loss) with a Five Million Dollar ($5,000,000) Policy aggregate, written on a claims-made or occurrence basis, with a deductible no greater than One Hundred Thousand Dollars ($100,000) per occurrence.  Consultant shall maintain claims-made coverage in the above liability limits for at least two (2) years after contract completion under the same terms and conditions.  Notwithstanding the foregoing, in the event Purchaser wishes to conduct a phase II environmental assessment or any intrusive testing, additional or increased coverage may be required.

B.

[Intentionally Omitted]

C.

General Liability Insurance

1.

Standard Commercial General Liability policy form on an occurrence basis including Premises/Operations Liability, Broad Form Contractual Liability, Blanket Owner’s and Contractors Liability and Products/Completed Operations Liability and the explosion, collapse and underground (xcu) exclusions eliminated.

2.

Limits of Liability: One Million Dollars ($1,000,000) Per Occurrence and Two Million Dollars ($2,000,000) Products Completed Operations and General Aggregates.

D.

Automobile Liability Insurance

1.

Comprehensive Automobile form, including all Owned, Non-Owned and Hired Vehicles.

2.

Limits of Liability: Bodily Injury, $1,000,000 each person, $1,000,000 any one accident or loss.

3.

The policy shall include Insurance Services Office policy endorsement Form MCS-90 or a similar endorsement providing coverage for environmental claims should there be any transportation of pollutants

E.

Umbrella Liability

Minimum amount of Five Million Dollars ($5,000,000) each occurrence and general aggregate, providing excess coverage on a following form basis over the coverage required by Subsections A., B. (except for Worker’s Compensation), C. and D.

II.

Additional Requirements

A.

Except where prohibited by law, all insurance policies except the Environmental Legal Liability Policy, shall provide that the insurance companies waive the rights of recovery or subrogation against the Seller, its agents, servants, invitees, employees, affiliated companies, contractors, subcontractors, and their insurers.

B.

Such insurance shall not be subject to cancellation except upon thirty (30) days prior written notice to Seller.

C.

All insurance required hereunder shall be with such insurance companies as are reasonably satisfactory and acceptable to Owner.  Prior to commencement of the Assessment, Purchaser shall deliver to Seller for its inspection all insurance certificates for coverage required hereunder or such other evidence of compliance with the foregoing insurance requirements as is required by, and satisfactory and acceptable to, Seller.

D.

Seller, its parent, subsidiaries, affiliates, investment advisors, property managers or designees, and its and their officers, directors, and employees shall be named as additional insured under the General Liability, Automobile Liability and Umbrella Liability insurance policies required to be maintained by Purchaser’s consultants and/or any subcontractor thereof.

E.

All Insurance coverage maintained by Purchaser and Purchaser’s consultants and any subcontractor thereof shall be primary and not contributing with any insurance maintained by Seller.

EXHIBIT 3.3

SCHEDULE OF CONTRACTS AND EQUIPMENT LEASES

EXHIBIT 3.4

FORM OF TENANT ESTOPPEL CERTIFICATE

To:

Texas Capital Bank, National Association (Lender)

200 McKinney Avenue, Suite 700

Dallas, Texas 75201

Attn:  Deb Purvin

and

Hartman XX Limited Partnership (Purchaser)

c/o Hartman Income REIT, Inc.

2000 Hillcroft, Suite 420

Houston, Texas 77057

Attn:  Julian Kwok, Acquisitions Manager

and

12830 Hillcrest Road Investors LP

c/o UBS Realty Investors LLC10 State House Square, 15th FloorHartford, CT  06103-3604

Re:

Suite No. ____, 12830 Hillcrest Road, Dallas, Texas]

The undersigned, __________________________, a _____________________ (“Tenant”), is the Tenant under that certain Lease dated _______________, executed by Tenant and 12830 Hillcrest Road Investors LP or its predecessor in interest (“Landlord”), [as amended by that certain First Amendment to Lease dated __________,] [that certain Second Amendment to Lease dated _________,] [and that certain Third Amendment to Lease dated ________] ([as amended, collectively,] the “Lease”).  Pursuant to the Lease, Tenant leases a portion of that certain property located at 12830 Hillcrest Road, Dallas, Texas (the “Premises”), and more particularly described in the Lease (the “Property”).

Tenant hereby certifies as follows:

1.

The Lease is in full force and effect and has not been modified, supplemented or amended, except as set forth in the introductory paragraph hereof.

2.

Tenant is in actual occupancy of the Premises under the Lease and Tenant has accepted the same.  Landlord has performed all obligations under the Lease to be performed by Landlord, including, without limitation, completion of all tenant work required under the Lease and the making of any required payments or contributions therefor.  Tenant is not entitled to any further payment or credit for tenant work.

3.

The initial term of the Lease commenced _________________ and shall expire ______________.  Tenant has the following rights to renew or extend the term of the Lease or to expand the Premises: ____________________________________.

Exhibit 3.4-1

 DAL:0590722/00075:2361764v4

4.

Tenant has not paid any rentals or other payments more than one (1) month in advance, except as follows: _________________________ .

5.

Base Rent payable under the Lease is ____________.  Base Rent and additional Rent have been paid through _________________.  There currently exists no claims, defenses, rights of set-off or abatement to or against the obligations of Tenant to pay Base Rent or Additional Rent or relating to any other term, covenant or condition under the Lease.

6.

There are no concessions, bonuses, free months’ rent, rebates or other matters affecting the rentals, except as follows:  ______________________________.

7.

No security or other deposit has been paid with respect to the Lease, except as follows: __________________________________________

8.

Landlord is not currently in default under the Lease and there are no events or conditions existing which, with or without notice or the lapse of time, or both, could constitute a default of the Landlord under the Lease or entitle Tenant to offsets or defenses against the prompt payment of rent, except as follows:________________.  Tenant is not in default under any of the terms and conditions of the lease nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default.

9.

Tenant has not assigned, transferred, mortgaged or otherwise encumbered its interest under the lease, nor subleased any of the Premises nor permitted any person or entity to use the Premises, except as follows:  ___________________________________________________.

10.

Tenant has no rights of first refusal or options to purchase the property of which the Premises is a part.

11.

Tenant is not the subject of any bankruptcy or other insolvency proceeding or action.

12.

Tenant is a _____________________, duly organized, validly existing and in good standing under the law of the State of _______________________.

13.

A copy of the Lease is attached hereto, and the Lease represents the entire agreement between the parties with respect to Tenant’s right to use and occupy the Premises.

[14.

Tenant and Landlord are also party to a storage lease with respect to unit _____, the term of which expires _______________.  The rent payable under the storage lease is $________, which has been paid through ____________.  Neither Landlord nor Tenant is in default under the storage lease.  A copy of the storage lease is attached hereto.]

Exhibit 3.4-2

 DAL:0590722/00075:2361764v4

Tenant acknowledges that the parties to whom this certificate is addressed will be relying upon this certificate in connection with their acquisition and/or financing of the Property.

IN WITNESS WHEREOF, Tenant has caused this Tenant Estoppel Certificate to be executed this day of ____________, 2015.

“TENANT”

,a

By:

Name:

Title:

Exhibit 3.4-3

 DAL:0590722/00075:2361764v4

EXHIBIT 4.4

LEASES FOR WHICH PURCHASER IS RESPONSIBLE

FOR BUILD-OUT COSTS, LEASING COMMISSIONS AND ALL THIRD-PARTY COSTS

Exhibit 4.4-1

 DAL:0590722/00075:2361764v4

EXHIBIT 9.3.1

SPECIAL WARRANTY DEED

STATE OF TEXAS

)

)COUNTY OF DALLAS

)

12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership (the “Grantor”), whose address is c/o UBS Realty Investors LLC, 10 State House Square, 15th Floor, Hartford, CT 06103-3604, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) paid to Grantor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has, subject to the exceptions hereinafter set forth, GRANTED, SOLD, and CONVEYED and does hereby GRANT, SELL, and CONVEY unto _______________________________________, a ______________________________ (the “Grantee”), whose address is ______________________________, certain land located in Dallas County, Texas, and being more particularly described in Exhibit A attached hereto and incorporated herein by reference, save and except, and Grantor hereby reserves to itself, any and all of Grantor’s right, title and interest of any nature whatsoever in and to all of the oil, gas, minerals, royalties, bonuses, overriding royalties, production payments, and any and all other oil, gas and mineral interests of whatever nature or character arising therefrom or ancillary thereto, in, under and/or that may be produced from such land, together with all privileges appertaining thereto; provided that Grantor expressly waives all rights to enter on the surface of such land for any purpose, including, without limitation, access, ingress, egress, mining, drilling, exploring or developing the minerals; together with all improvements located on such land (such land and improvements being collectively referred to as the “Property”).

This conveyance is made and accepted subject to all matters set out in Exhibit B attached hereto and incorporated herein by reference (the “Permitted Exceptions”).

TO HAVE AND TO HOLD the Property, together with all rights and appurtenances pertaining thereto, including all of Grantor’s right, title and interest in and to adjoining streets, alleys and rights-of-way, unto Grantee and Grantee’s successors, heirs, and assigns forever, subject to the Permitted Exceptions; and Grantor does hereby bind itself and its successors and heirs to warrant and forever defend the Property, subject to the Permitted Exceptions, unto Grantee and Grantee’s successors, heirs, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor, but not otherwise, for matters arising subsequent to the vesting of title in Grantor.

Notwithstanding any provision to the contrary, Grantor makes no warranties of any nature or kind, whether statutory, express or implied, with respect to the physical condition of the Property (including without limitation any and all improvements located thereon and/or comprising a part thereof), and Grantee by its acceptance of this Deed

Exhibit 9.3.1-1

 DAL:0590722/00075:2361764v4

accepts the physical condition of the Property “AS IS, WHERE IS, WITH ALL FAULTS.”

[Signature Page Follows]

Exhibit 9.3.1-2

 DAL:0590722/00075:2361764v4

EXECUTED as of the ____ day of __________, 2015.

12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership

By:

Trumbull One Investors LLC, a Delaware limited liability company, its general partner

By:

TPF Equity REIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:

TPF Equity REIT Operating Partnership GP LLC, a Delaware limited liability company, its general partner

By:

Name:

Title:

By:

Name:

Title:

STATE OF CONNECTICUT)

)

ssCOUNTY OF HARTFORD

)

On this _____ day of _________________, 2015, before me personally appeared _______________________ who acknowledged himself/herself to be the _______________of _______________________ and that he/she, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her and its free act and deed, by signing the name of _______________________ by himself/herself as _______________________.

IN WITNESS WHEREOF, I have hereunto set my hand

Notary Public

My Commission Expires

Exhibit 9.3.1-3

 DAL:0590722/00075:2361764v4

STATE OF CONNECTICUT)

)

ssCOUNTY OF HARTFORD

)

On this _____ day of _________________, 2015, before me personally appeared _______________________ who acknowledged himself/herself to be the _______________of _______________________ and that he/she, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her and its free act and deed, by signing the name of _______________________ by himself/herself as _______________________.

IN WITNESS WHEREOF, I have hereunto set my hand

Notary Public

My Commission Expires

Exhibit 9.3.1-4

 DAL:0590722/00075:2361764v4

EXHIBIT 9.3.2

BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, 12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership (the “Seller”), hereby conveys to ___________________________, a ___________________________ (the “Purchaser”), all of Seller’s right, title and interest in and to those certain items of personal property described on Exhibit A attached hereto and made a part hereof (the “Personal Property”) relating to certain real property known as Commerce Plaza Hillcrest and located at 12830 Hillcrest Road, Dallas, Texas.

The “Personal Property” expressly excludes the following:  (i) all items of personal property owned by tenants, subtenants, independent contractors, business invitees and utilities; and (ii) all cash on hand, checks, money orders, prepaid postage in postage meters, accounts receivable and claims arising prior to the Closing.  This Bill of Sale is given by Seller and accepted by Purchaser with no warranties, express or implied.

Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including but not limited to:  title; merchantability of the Personal Property or its fitness for any particular purpose; the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects.  Purchaser accepts the Personal Property on an “AS IS, WHERE IS” basis.

[Signature Page Follows]

Exhibit 9.3.2-1

 DAL:0590722/00075:2361764v4

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this ___ day of ____________, 2015.

12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership

By:

Trumbull One Investors LLC, a Delaware limited liability company, its general partner

By:

TPF Equity REIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:

TPF Equity REIT Operating Partnership GP LLC, a Delaware limited liability company, its general partner

By:

Name:

Title:

Exhibit 9.3.2-2

 DAL:0590722/00075:2361764v4

EXHIBIT 9.3.3

ASSIGNMENT AND ASSUMPTION OF LEASES

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, 12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership (the “Assignor”), hereby assigns, transfers and delegates to ____________________________, a ____________________________ (the “Assignee”), and Assignee hereby agrees to assume and accept the assignment and delegation of all of Assignor’s right, title and interest, except for Assignor’s right to collect delinquent rent, in and to the Landlord’s rights and obligations under the leases and the security deposits relating to the property known as Commerce Plaza Hillcrest and more particularly described on Exhibit A attached hereto.  The leases and security deposits (“Leases”) are listed on Exhibit B attached hereto.

By accepting this Assignment and Assumption of Leases (this “Assignment”) and by its execution hereof, Assignee assumes the payment and performance of, and agrees to pay, perform and discharge, all the debts, duties and obligations to be paid, performed or discharged from and after the date hereof, by the “landlord” or the “lessor” under the terms, covenants and conditions of the Leases, including, without limitation, brokerage commissions and compliance with the terms of the Leases and applicable laws relating to tenant improvements and security deposits.

Subject to the limitation on liability in Section 11.16 of that certain Purchase and Sale and Escrow Agreement dated March 12, 2015 between Assignor and Assignee, which shall apply to and expressly limit Assignor’s indemnification obligations hereunder, for a period of six (6) months from the date hereof (“Survival Period”), Assignor shall indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees and arising out of the Assignor’s failure to perform its obligations under the Leases to the extent arising before the date hereof (except for obligations relating to the physical or environmental condition of the Property which have been assumed by Assignee). Assignee shall give written notice to Assignor of any claims for indemnification hereunder within the Survival Period, and, if such notice is not given to Assignor by Assignee within the Survival Period, Assignee’s right to seek indemnification hereunder with respect to any such claims shall be of no further force and effect.

Assignee shall indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees, originating or relating to the period on or after the date hereof and arising out of the Assignee’s obligations under such Leases.

If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such litigation including, without limitation, reasonable attorneys’ fees.

Exhibit 9.3.3-1

 DAL:0590722/00075:2361764v4

This Assignment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

This Assignment is made subject, subordinate and inferior to the easements, covenants and other matters and exceptions set forth on Exhibit C (the “Permitted Exceptions”), attached hereto and made a part hereof for all purposes.

[Signature Page Follows]

Exhibit 9.3.3-2

 DAL:0590722/00075:2361764v4

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Leases effective as of this ____ day of ___________________, 2015.

ASSIGNOR:

12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership

By:

Trumbull One Investors LLC, a Delaware limited liability company, its general partner

By:

TPF Equity REIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:

TPF Equity REIT Operating Partnership GP LLC, a Delaware limited liability company, its general partner

By:

Name:

Title:

ASSIGNEE:

__________________________________,a _________________________________

By:

Name:

Title:

Exhibit 9.3.3-3

 DAL:0590722/00075:2361764v4

EXHIBIT 9.3.4

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

In consideration of One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, 12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership (the “Assignor”), hereby assigns to and delegates _______________________________________________________, a _______________________ (the “Assignee”), with an office and place of business at _________________________________, and Assignee hereby assumes and accepts the assignment and delegation of all of Assignor’s right, title and interest in and to the contracts, licenses, agreements and equipment leases (the “Contracts”) described on Exhibit A attached hereto relating to certain real property known as Commerce Plaza Hillcrest and located at 12830 Hillcrest Road, Dallas, Texas, and Assignee hereby accepts such assignment.

Assignee hereby agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees, originating on or after the date of closing and arising out of the Assignee’s obligations under the Contracts described in Exhibit A.

Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees, originating before the date of closing and arising out of the Assignor’s obligations under the Contracts described in Exhibit A.

If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such litigation including, without limitation, reasonable attorneys’ fees.

This Assignment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

[Signature Page Follows]

Exhibit 9.3.4-1

 DAL:0590722/00075:2361764v4

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Contracts effective as of this ____ day of ___________________, 2015.

ASSIGNOR:

12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership

By:

Trumbull One Investors LLC, a Delaware limited liability company, its general partner

By:

TPF Equity REIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:

TPF Equity REIT Operating Partnership GP LLC, a Delaware limited liability company, its general partner

By:

Name:

Title:

ASSIGNEE:

_____________________________________,a ____________________________________

By:

Name:

Title:

Exhibit 9.3.4-2

 DAL:0590722/00075:2361764v4

EXHIBIT 9.3.5

ASSIGNMENT OF INTANGIBLE PERSONAL PROPERTY

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, 12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership (the “Assignor”), hereby assigns, transfers and sets over unto ____________________________, a ________________________ (the “Assignee”), to the extent assignable without the consent of third parties, all of Assignor’s right, title and interest, if any, in and to all trademarks, trade names (including the name “Commerce Plaza Hillcrest”, it being understood that Assignor has not registered any property rights in such name), domain names, permits, approvals, entitlements and other intangible property (including the telephone number for the Property) used solely in connection with certain real property known as Commerce Plaza Hillcrest and located at 12830 Hillcrest Road, Dallas, Texas (the “Property”), including, without limitation, all of Assignor’s right, title and interest in any and all transferable, unexpired warranties and guaranties relating to the Property (collectively, the “Intangible Personal Property”).

Assignor has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Intangible Personal Property, including, but not limited to, Assignor’s rights, titles or interests in the Intangible Personal Property. Assignee accepts the Intangible Personal Property on an “AS IS, WHERE IS” basis.

[Signature Page Follows]

Exhibit 9.3.5-1

 DAL:0590722/00075:2361764v4

IN WITNESS WHEREOF, Assignor has caused this Assignment of Intangible Personal Property to be executed as of this ___ day of ________________, 2015.

12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership

By:

Trumbull One Investors LLC, a Delaware limited liability company, its general partner

By:

TPF Equity REIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:

TPF Equity REIT Operating Partnership GP LLC, a Delaware limited liability company, its general partner

By:

Name:

Title:

Exhibit 9.3.5-2

 DAL:0590722/00075:2361764v4

EXHIBIT 9.3.7

CERTIFICATE PURSUANT TO FOREIGN INVESTMENTAND REAL PROPERTY TAX ACT

TPF EQUITY REIT OPERATING PARTNERSHIP LP, a Delaware limited partnership (“Member”), is the sole owner of the general partner of 12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership (“Seller”).  Seller, a disregarded entity for U.S. tax purposes, is the transferor of certain real property more particularly described on Exhibit A attached hereto.

Section 1445 of the Internal Revenue Code of 1986 (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.  To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Purchase and Sale and Escrow Agreement between _________________________________, a ________________ of [Address] (“Purchaser”), and Seller, the undersigned certifies the following on behalf of Member:

(1)

Member is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

(2)

Member is not a disregarded entity as defined in Code §1.1445-2(b)(2)(iii),

(3)

Member’s U.S. employer identification number is 26-1963214, and

(4)

Member’s address is: 10 State House Square, 15th Floor, Hartford, CT 06103-3604.

This Certificate may be disclosed to the Internal Revenue Service and any false statement contained herein could be punished by fine, imprisonment, or both.

Exhibit 9.3.7-1

 DAL:0590722/00075:2361764v4

Under penalties of perjury I declare that I have examined this Certificate and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Member.

TPF Equity REIT Operating Partnership LP, a Delaware limited partnership

By:

TPF Equity REIT Operating Partnership GP LLC, a Delaware limited liability company, its general partner

By:

Name:

Title:

Exhibit 9.3.7-2

 DAL:0590722/00075:2361764v4

EXHIBIT 9.8

NOTICE TO UTILITY COMPANY

_________________, 2015

RE:

Commerce Plaza Hillcrest12830 Hillcrest Road, Dallas, Texas

You are hereby notified and advised that ____________________________________, a ___________________________ (“Purchaser”), has purchased and acquired from 12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership, all right, title and interest in and to Commerce Plaza Hillcrest (“Property”).

In accordance with the foregoing, you are hereby notified that all future invoices, bills, correspondence, and notices relating to the Property, should be delivered to Purchaser at the following address:  [Fill in Address].

[Upon final payment of the utility bills, please cancel any bonds in place and return the originals to Steven Miele at 10 State House Square, 15th Floor, Hartford, CT 06103-3604.]

Very truly yours,

CUSHMAN & WAKEFIELD

By:

Name:

Title:

Address:

1717 McKinney Avenue, Suite 900, Dallas, Texas, 75201

Exhibit 9.8-1

 DAL:0590722/00075:2361764v4

_____________________________________,a ____________________________________

By:

Name:

Title:

Address:

___________________________________

___________________________________

Attention:  __________________________

Exhibit 9.8-2

 DAL:0590722/00075:2361764v4

EXHIBIT 9.9

NOTICE TO TENANTS

_____________, 2015

Re:

Notice of Change of Ownership of

Commerce Plaza Hillcrest, 12830 Hillcrest Road, Dallas, Texas

Ladies and Gentlemen:

You are hereby notified as follows:

1.

That as of the date hereof, 12830 HILLCREST ROAD INVESTORS LP, a Delaware limited partnership, has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property, (the “Property”) to _________________________________________, a _______________________ (the “New Owner”).

2.

Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address:

[Name of Property]

[Attn:_______________ (Telephone #: ___________)]

[Street Address]

[City, State & Zip]

3.

The New Owner shall be responsible for holding your security deposit in accordance with the terms of your lease.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

Exhibit 9.9-1

 DAL:0590722/00075:2361764v4

Sincerely,

CUSHMAN & WAKEFIELD

By:

Name:

Title:

Date:

_____________________________________,a ____________________________________

By:

Name:

Title:

Date:

Exhibit 9.9-2

 DAL:0590722/00075:2361764v4